EXHIBIT 99.1
                                                                  ------------


                                                                Execution Copy






==============================================================================



                         BOND SECURITIZATION, L.L.C.,
                                 as Depositor


                                      and


                     AMERICAN GENERAL FINANCE CORPORATION,
                              as Master Servicer


                                      and


                      SECOND STREET FUNDING CORPORATION,
                                   as Seller
                                      and

                        U.S. Bank National Association,
                                  as Trustee
                                      and

                                BANK ONE, N.A.,
                            as Trust Administrator



                           -----------------------

                        POOLING AND SERVICING AGREEMENT

                            Dated as of May 1, 2003

                            ----------------------


             Mortgage Loan Asset-Backed Pass-Through Certificates

                                 Series 2003-1



==============================================================================

                               Table of Contents
                                                                          Page
                                                                          ----

                                  ARTICLE I.

                                  Definitions


      Section 1.01 Definitions...............................................2
      Section 1.02 Interest Calculations....................................22
      Section 1.03 Determination of LIBOR...................................22


                                  ARTICLE II.

Conveyance of Mortgage Loans; Original Issuance of Certificates; Tax Treatment


      Section 2.01 Conveyance of Mortgage Loans.............................23
      Section 2.02 Acceptance by Trustee....................................26
      Section 2.03 Representations and Warranties Regarding the Seller
                   and the Master Servicer..................................26
      Section 2.04 Representations and Warranties of the Seller
                   Regarding the Mortgage Loans.............................28
      Section 2.05 Representations and Warranties of the Depositor..........30
      Section 2.06 Substitution of Mortgage Loans...........................31
      Section 2.07 Execution and Authentication of Certificates.............32
      Section 2.08 REMIC Matters............................................33


                                 ARTICLE III.

                Administration and Servicing of Mortgage Loans


      Section 3.01 The Master Servicer......................................33
      Section 3.02 Collection of Certain Mortgage Loan Payments.............35
      Section 3.03 Withdrawals from the Collection Account..................37
      Section 3.04 Maintenance of Hazard Insurance; Property Protection
                   Expenses.................................................37
      Section 3.05 Maintenance of Mortgage Impairment Insurance.............38
      Section 3.06 Management and Realization Upon Defaulted Mortgage
                   Loans....................................................38
      Section 3.07 Trustee and Trust Administrator to Cooperate.............40
      Section 3.08 Servicing Compensation; Payment of Certain Expenses
                   by Master Servicer.......................................41
      Section 3.09 Annual Statement as to Compliance........................41
      Section 3.10 Annual Servicing Report..................................41
      Section 3.11 Access to Certain Documentation and Information
                   Regarding the Mortgage Loans.............................45
      Section 3.12 Reports of Foreclosures and Abandonments of
                   Mortgaged Properties, Returns Relating to Mortgage
                   Interest Received from Individuals and Returns
                   Relating to Cancellation of Indebtedness.................42
      Section 3.13 Enforcement..............................................42
      Section 3.14 Assumption Agreements....................................42
      Section 3.15 Payment of Taxes, Insurance and Other Charges............43

      Section 3.16 Optional Purchase of Defaulted Mortgage Loans............43
      Section 3.17 Acquisition by Trust of Defaulted Mortgage Loans.........44


                                  ARTICLE IV.

  Payments and Statements to Certificateholders; Rights of Certificateholders


      Section 4.01 Distributions............................................44
      Section 4.02 Allocation of Losses.....................................46
      Section 4.03 Statements...............................................47
      Section 4.04 Distribution Account.....................................49
      Section 4.05 Investment of Accounts...................................50
      Section 4.06 Distribution of Net WAC Carryover; Net WAC Carryover
                   Reserve Fund.............................................51


                                  ARTICLE V.

                               The Certificates


      Section 5.01 The Certificates.........................................52
      Section 5.02 Registration of Transfer and Exchange of
                   Certificates.............................................53
      Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates........57
      Section 5.04 Persons Deemed Owners....................................58
      Section 5.05 Appointment of Paying Agent..............................58


                                  ARTICLE VI.

               The Seller, the Master Servicer and the Depositor


       Section 6.01 Liability of the Seller, the Master Servicer and the
                   Depositor................................................58
      Section 6.02 Merger or Consolidation of, or Assumption of the
                   Obligations of, the Seller, the Master  Servicer or
                   the Depositor............................................59
      Section 6.03 Limitation on Liability of the Master Servicer and
                   Others...................................................59
      Section 6.04 Master Servicer Not to Resign............................60
      Section 6.05 Delegation of Duties.....................................60
      Section 6.06 Indemnification of the Trust by the Master Servicer......60
      Section 6.07 Reports to the Commission................................61


                                 ARTICLE VII.

                                    Default


      Section 7.01 Events of Default........................................64
      Section 7.02 Trust Administrator to Act; Appointment of Successor.....66
      Section 7.03 Waiver of Defaults.......................................66
      Section 7.04 Notification to Certificateholders.......................67


                                 ARTICLE VIII.

                                  The Trustee

      Section 8.01 Duties of Trustee........................................67

      Section 8.02 Certain Matters Affecting the Trustee....................69
      Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans....70
      Section 8.04 Trustee May Own Certificates.............................71
      Section 8.05 Master Servicer to Pay Trustee Fees and Expenses.........71
      Section 8.06 Eligibility Requirements for Trustee.....................71
      Section 8.07 Resignation or Removal of Trustee........................71
      Section 8.08 Successor Trustee........................................72
      Section 8.09 Merger or Consolidation of Trustee.......................72
      Section 8.10 Appointment of Co-Trustee or Separate Trustee............72


                                  ARTICLE IX.

                            The Trust Administrator


      Section 9.01 Duties of Trust Administrator............................74
      Section 9.02 Certain Matters Affecting the Trust Administrator........76
      Section 9.03 Trust Administrator Not Liable for Certificates or
                   Mortgage Loans...........................................77
      Section 9.04 Trust Administrator May Own Certificates.................78
      Section 9.05 Master Servicer to Pay Trust Administrator Fees and
                   Expenses.................................................78
      Section 9.06 Eligibility Requirements for Trust Administrator.........78
      Section 9.07 Resignation or Removal of Trust Administrator............79
      Section 9.08 Successor Trust Administrator............................79
      Section 9.09 Merger or Consolidation of Trust Administrator...........80
      Section 9.10 Appointment of Co-Trust  Administrator or Separate
                   Trust Administrator......................................80
      Section 9.11 Limitation of Liability..................................82
      Section 9.12 Trust Administrator May Enforce Claims Without
                   Possession of Certificates; Inspection...................82
      Section 9.13 Reports to the Commission................................82
      Section 9.14 Tax Matters..............................................83


                                  ARTICLE X.

                                  Termination


      Section 10.01 Termination.............................................85
      Section 10.02 Additional Termination Requirements.....................87


                                  ARTICLE XI.

                           Miscellaneous Provisions


      Section 11.01 Amendment...............................................87
      Section 11.02 Recordation of Agreement................................89
      Section 11.03 Limitation on Rights of Certificateholders..............89
      Section 11.04 Governing Law...........................................90
      Section 11.05 Notices.................................................90
      Section 11.06 Severability of Provisions..............................91
      Section 11.07 Assignment..............................................91

      Section 11.08 Certificates Nonassessable and Fully Paid...............91
      Section 11.09 Third-Party Beneficiaries...............................91
      Section 11.10 Counterparts............................................91
      Section 11.11 Effect of Headings and Table of Contents................91


EXHIBIT A-1        FORM OF CLASS A CERTIFICATE...........................A-1-1
EXHIBIT A-2        FORM OF CLASS M CERTIFICATE...........................A-2-1
EXHIBIT A-3        FORM OF CLASS R CERTIFICATE...........................A-3-1
EXHIBIT B          MORTGAGE LOAN SCHEDULE..................................B-1
EXHIBIT C          MONTHLY INFORMATION DELIVERED TO TRUST
                   ADMINISTRATOR...........................................C-1
EXHIBIT D          [RESERVED]..............................................D-1
EXHIBIT E          FORM OF REQUEST FOR RELEASE.............................E-1
EXHIBIT F          [RESERVED]..............................................F-1
EXHIBIT G          FORM OF REPORTING LETTER................................G-1
EXHIBIT H          CERTIFICATION AS TO MORTGAGE FILE
                   (OTHER THAN ASSIGNMENTS)................................H-1
EXHIBIT I          TRANSFER AFFIDAVIT......................................I-1
EXHIBIT J-1        FORM OF TRANSFEROR REPRESENTATION LETTER..............J-1-1
EXHIBIT J-2        FORM OF TRANSFEROR CERTIFICATE........................J-2-1
EXHIBIT K          FORM OF CERTIFICATION TO BE PROVIDED BY THE TRUST.......K-1
EXHIBIT L          FORM OF CERTIFICATION TO BE PROVIDED WITH FORM 10-K.....L-1
EXHIBIT M          FORM OF INVESTOR REPRESENTATION LETTER..................M-1
EXHIBIT N          FORM OF RULE 144A INVESTMENT REPRESENTATION.............N-1

      This Pooling and Servicing Agreement, dated as of May 1, 2003, among Bond Securitization, L.L.C., as Depositor (the "Depositor"), Second Street Funding Corporation, as Seller (in such capacity, the "Seller"), American General Finance Corporation, as Master Servicer (in such capacity, the "Master Servicer"), U.S. Bank National Association, as Trustee (the "Trustee"), and Bank One, N.A., as Trust Administrator (the "Trust Administrator").

      In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

      The Depositor is the owner of the Trust that is hereby conveyed to the Trustee in return for the Certificates. The Certificates will represent the entire beneficial ownership in the Trust. The Trustee will elect to treat the Trust (excluding the Net WAC Carryover Reserve Fund) for federal income tax purposes as a single REMIC. The Regular Certificates (other than the right of the Holders of the Class A-1 Certificates to receive distributions of Net WAC Carryover payments from the Net WAC Carryover Reserve Fund) will represent the "regular interests" in the REMIC and the Class R Certificates will represent that single "residual interest" in the REMIC. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Final Scheduled Distribution Date.

      The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Class R Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

-------------------------------------------------------------------------------
Class            Original Class  Certificate     Minimum         Integral
                 Certificate     Rate            Denomination    Multiples in
                 Principal                                       Excess of
                 Balance (1)                                     Minimum
-------------------------------------------------------------------------------
Class A-1        $146,500,000    (2)             $25,000         $1
-------------------------------------------------------------------------------
Class A-2        $34,000,000     2.54%           $25,000         $1
-------------------------------------------------------------------------------
Class A-3        $44,820,000     4.03%(3)        $25,000         $1
-------------------------------------------------------------------------------
Class M-1        $16,190,000     4.26%(3)        $25,000         $1
-------------------------------------------------------------------------------
Class M-2        $15,550,000     4.69%(3)        $25,000         $1
-------------------------------------------------------------------------------
Class R          $1              N/A             N/A             N/A
-------------------------------------------------------------------------------

      (1) The Original Class Certificate Principal Balance of each Class of Regular Certificates is subject to a variance of 5%.

      (2) For each Distribution Date, the per annum Certificate Rate on the Class A-1 Certificates will be equal to the lesser of (a) LIBOR plus 0.12%, and (b) the Net WAC Cap.

      (3) On the first Distribution Date after the date on which the Master Servicer may exercise its option to terminate the Trust, the Certificate Rate on the Class A-3 Certificates, the Class M-1 Certificates and the Class M-2 Certificates will increase by 0.50%.

                                  Article I.

                                  Definitions

Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      Accounts:  Collectively,  the  Collection  Account and the  Distribution
Account.

      Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

      AGFC: American General Finance Corporation.

      Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements and exhibits hereto.

      Appraised Value: The appraised value of the Mortgaged Property based upon the appraisal made by or for the Originators at the time of the origination of the related Mortgage Loan.

      Assignment Event: The 15th day following the day on which the senior, unsecured long-term debt rating of AGFC is less than "Baa3" by Moody's or "BBB-" by S&P.

      Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

      Available Funds: As to any Distribution Date, the sum of (A) the sum of all amounts described in clauses (i) through (vii) inclusive, of Section 3.02(b) received by the Master Servicer (including any amounts paid by the Master Servicer and the Seller and excluding (a) any amounts not required to be deposited in the Accounts pursuant to Section 3.02(b) during the related Due Period and (b) any amounts paid to the Master Servicer, Trustee or Trust Administrator or withdrawn by the Trust Administrator pursuant to Sections 3.03(ii), (iii), (iv), (v), (vi), (vii) and (viii) in respect of the Mortgage Loans) during the related Due Period and deposited into the Accounts and (B) any Termination Price with respect to the Mortgage Loans deposited to the Distribution Account pursuant to Section 10.01(a). No amount included in this definition by virtue of being described by any component of the definition thereof shall be included twice by virtue of also being described by any other component or otherwise.

      Bankruptcy Code: Title 11 of the United States Code, as amended.

      BIF: The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or, if at any time after the execution of this Agreement the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

      Book-Entry Certificate: The Offered Certificates registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Indiana or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

      Certificate: Any Class A Certificate, Class M Certificate or Class R Certificate.

      Certificate Owner: The Person who is the beneficial owner of a Book-Entry Certificate.

      Certificate Principal Balance: With respect to any Certificate of any Class of Offered Certificates, the portion of the Class Principal Balance of such Class represented by such Certificate equal to the product of the Percentage Interest evidenced by such Certificate and the Class Principal Balance of such Class.

      Certificate Rate: For any interest bearing Class of Certificates, the per annum rate set forth or described in the Preliminary Statement.

      Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

      Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent, direction, waiver or request pursuant to this Agreement, (x) any Certificates registered in the name of the Depositor, the Seller, the Master Servicer or any Person actually known to a Responsible Officer of the Trust Administrator to be an Affiliate of the Depositor, the Seller or the Master Servicer and (y) any Certificates for which the Depositor, the Seller, the Master Servicer or any Person actually known to a Responsible Officer of the Trust Administrator to be an Affiliate of the Depositor, the Seller or the Master Servicer is the Certificate Owner or Holder shall be deemed not to be outstanding (unless to the actual knowledge of a Responsible Officer of the Trust Administrator (i) the Depositor, the Seller or the Master Servicer or such Affiliate is acting as trustee or nominee for a Person who is not an Affiliate of the Depositor, the Seller or the Master Servicer and who makes the voting decision with respect to such Class of Certificates or (ii) the Depositor, the Seller or the Master Servicer or such Affiliate is the Certificate Owner or Holder of all the Certificates of a Class, but only with respect to the Class as to which the Depositor, the Seller or the Master Servicer or such Affiliate owns all the Certificates) and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, direction, waiver or request has been obtained.

      Civil Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

      Civil Relief Act Interest Shortfall: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Civil Relief Act, the amount by which
(i) interest collectible on such Mortgage Loan during such Due Period is less than (ii) one month's interest on the Principal Balance of such Mortgage Loan at the Net Loan Rate for such Mortgage Loan before giving effect to the application of the Civil Relief Act.

      Class: All Certificates bearing the same class designation as set forth above.

      Class A Certificate: Any Certificate executed and authenticated by the Trust Administrator on behalf of the Trust and substantially in the form attached hereto as Exhibit A pursuant to Section 5.01.

      Class A Certificateholder:  A Holder of a Class A Certificate.

      Class A Percentage:  Means 65.50%.

      Class A Principal Distribution: With respect to any Distribution Date prior to the Stepdown Date or with respect to which a Trigger Event has occurred, the Principal Distribution Amount. With respect to any Distribution Date on or after the Stepdown Date, to the extent that a Trigger Event has not occurred, the excess of the aggregate Class Principal Balance for the Class A Certificates immediately prior to the Distribution Date over the lesser of:

            (a) the Class A Percentage of the aggregate Principal Balance of the Mortgage Loans on the last day of the related Due Period (after giving effect to principal payments received during the related Due Period); and

            (b) the aggregate Principal Balance of the Mortgage Loans on the last day of the related Due Period (after giving effect to principal payments received during the related Due Period) less the Overcollateralization Floor.

      Class M Certificate: Any Certificate executed and authenticated by the Trust Administrator on behalf of the Trust and substantially in the form attached hereto as Exhibit A pursuant to Section 5.01.

      Class M Certificateholder:  A Holder of a Class M Certificate.

      Class M-1 Percentage:  Means 78.00%.

      Class M-1 Principal Distribution: With respect to any Distribution Date prior to the Stepdown Date or with respect to which a Trigger Event has occurred, zero. With respect to any Distribution Date on or after the Stepdown Date, to the extent that a Trigger Event has not occurred, the excess of the sum of the aggregate Class Principal Balance for the Class A Certificates after giving effect to the Class A Principal Distribution and the Class Principal Balance for the Class M-1 Certificates immediately prior to the Distribution Date over the lesser of:

            (a) the Class M-1 Percentage of the aggregate Principal Balance of the Mortgage Loans on the last day of the related Due Period (after giving effect to principal payments received during the related Due Period); and

            (b) the aggregate Principal Balance of the Mortgage Loans on the last day of the related Due Period (after giving effect to principal payments received during the related Due Period) less the Overcollateralization Floor.

      Class M-2 Percentage:  Means 90.00%.

      Class M-2 Principal Distribution: With respect to any Distribution Date prior to the Stepdown Date or with respect to which a Trigger Event has occurred, zero. With respect to any Distribution Date on or after the Stepdown Date, to the extent that a Trigger Event has not occurred, the excess of the sum of the aggregate Class Principal Balance for the Class A Certificates after giving effect to the Class A Principal Distribution, the Class Principal Balance for the Class M-1 Certificates after giving effect to the Class M-1 Principal Distribution and the Class Principal Balance for the Class M-2 Certificates immediately prior to the Distribution Date over the lesser of:

            (a) the Class M-2 Percentage of the aggregate Principal Balance of the Mortgage Loans on the last day of the related Due Period (after giving effect to principal payments received during the related Due Period); and

            (b) the aggregate Principal Balance of the Mortgage Loans on the last day of the related Due Period (after giving effect to principal payments received during the related Due Period) less the Overcollateralization Floor.

      Class Principal Distribution: With respect to any Distribution Date, the Class A Principal Distribution, Class M-1 Principal Distribution or the Class M-2 Principal Distribution, as applicable.

      Class Interest Carryover Shortfall: The excess of the related Class Monthly Interest Distribution Amount for the preceding Distribution Date over the amount in respect of interest that was actually distributed to that Class on the preceding Distribution Date plus one month's interest on the excess, to the extent permitted by law, at the related Certificate Rate.

      Class Monthly Accrued Interest: With respect to any Distribution Date and any Class of Certificates, one month's interest at the related Certificate Rate on the related Class Principal Balance immediately prior to the Distribution Date.

      Class Monthly Interest Distribution Amount: With respect to any Distribution Date and any Class of Certificates, the sum of (a) the related Class Monthly Accrued Interest and (b) any related Class Interest Carryover Shortfall for any prior Distribution Date, minus (c) the related Class' pro rata share (based on the related Class Monthly Accrued Interest) of the Non-Collectible Interest Shortfall for such Distribution Date.

      Class Principal Balance: As of any date of determination, the Original Class Certificate Principal Balance reduced by the all distributions of principal made with respect thereto pursuant to Section 4.01 and all Realized Losses allocated thereto pursuant to Section 4.02.

      Class R Certificate: Any Certificate executed and authenticated by the Trust Administrator on behalf of the Trust and substantially in the form attached hereto as Exhibit A-3 pursuant to Section 5.01.

      Closing Date:  May 28, 2003.

      Code: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

      Collection Account: The custodial account or accounts created and maintained pursuant to Section 3.02(b). The Collection Account shall be an Eligible Account.

      Commission:  The Securities and Exchange Commission.

      Corporate Trust Office: The office of the Trustee or the Trust Administrator which at any particular time its corporate business shall be administered, which office, in the case of the Trustee on the Closing Date is located at 400 N. Michigan Avenue, 2nd Floor, Chicago, IL 60611 and in the case of the Trust Administrator, on the Closing Date is located at Bank One Plaza,

Suite IL1-0481, Chicago, IL 60670-0481 Attn: Corporate Trustee; American General Mortgage Loan Trust 2003-1.

      Cumulative Loss Event: With respect to any Distribution Date, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-Off Date through the last day of the related Due Period by (y) the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:



  Distribution Date                        Percentage
-------------------              ---------------------------------------------
June 2006 - May 2007             1.75% for the first month, plus an additional
                                 1/12th of 1.75% for each month thereafter.

June 2007 - May 2008             3.50% for the first month, plus an additional
                                 1/12th of 1.00% for each month thereafter

June 2008 - May 2009             4.50% for the first month, plus an additional
                                 1/12th of 1.00% for each month thereafter

June 2009 and thereafter         5.50%

      Curtailment: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency or to be applied for subsequent Monthly Payments as and when the same come due pursuant to directions from the Mortgagor to such effect.

      Cut-Off Date: The commencement of business on May 1, 2003.

      Cut-Off Date Pool Principal Balance: $259,009,662.15, which equals, as of the Closing Date, the Pool Principal Balance.

      Cut-Off Date Principal Balance: With respect to any Mortgage Loan, the unpaid Principal Balance thereof as of the Cut-Off Date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan pursuant to Section 2.02, 2.04 or 2.06).

      Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the installment of principal and interest due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid by the Mortgagor as established by a court of competent jurisdiction

(pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code.

      Defective Mortgage Loan: Any Mortgage Loan subject to repurchase or substitution by the Originators or the Seller pursuant to Section 2.02, 2.04 or 2.06.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in a proceeding under the United States Bankruptcy Code in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal.

      Definitive Certificates:  As defined in Section 5.02(c).

      Delinquency Amount: With respect to any Due Period, the sum, without duplication, of the aggregate Principal Balance of the Mortgage Loans that are
(1) 60 or more days delinquent (pursuant to the Master Servicer's collection policies), (2) in foreclosure, (3) REO Properties, and (4) discharged due to bankruptcy each as of the last day of such Due Period.

      Delinquency Event: With respect to any Distribution Date, if the 60+ Delinquency Percentage (Rolling Three Month) exceeds 40% of the Senior Credit Enhancement Percentage.

      Deposit Event: The lowering of AGFC's short-term debt rating below "P-1" by Moody's or "A-1" by S&P.

      Depositor: Bond Securitization, L.L.C., a Delaware limited liability company, or any successor thereto.

      Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Class A Certificates evidencing $225,320,000, in initial aggregate principal amount of such Certificates, the Class M-1 Certificates evidencing $16,190,000, in initial aggregate principal amount of such Certificates and the Class M-2 Certificates evidencing $15,550,000, in initial aggregate principal amount of such Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the UCC of the State of New York.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: With respect to any Distribution Date, the 18th day of the month in which such Distribution Date occurs (or if such day is not a Business Day, the Business Day immediately succeeding such eighteenth day).

      Disqualified Organization: Any of the following: (i) the United States, any State or any political subdivision thereof, any foreign government, international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) that is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business income); (iii) rural electric and telephone cooperatives described in Section 1381 of the Code; or (iv) any other Person so designated by the Trust Administrator or the Tax Matters Person based upon an Opinion of Counsel that the holding of a Class R Certificate by such Person may cause the Trust or any Person having an ownership interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an ownership interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

      Disqualified Partnership: Any domestic entity classified as a partnership under the Code if any of its beneficial owners are Non-United States Tax Persons.

      Distribution Account: The account established by the Trust Administrator pursuant to Section 4.04. The Distribution Account shall be an Eligible Account.

      Distribution Date: The 25th day of each month or, if such day is not a Business Day, then the next Business Day, beginning in June 2003.

      Due Date: As to any Mortgage Loan, the day of the month on which the Monthly Payment is due from the Mortgagor exclusive of any days of grace.

      Due Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

      Eligible Account: An account (i) maintained with a depository institution whose debt obligations at the time of any deposit in the account have the highest short-term debt rating by the Rating Agencies, (ii) the deposits in which are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the FDIC or (iii) otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates, as evidenced by a letter from each Rating Agency to the Trust Administrator.

      Eligible Investments:  One or more of the following :

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States, provided that the obligations are backed by the full faith and credit of the United States;

            (ii) repurchase agreements on obligations specified in the prior clause maturing not more than three months from the date of acquisition, provided that the short-term unsecured debt obligations of the party agreeing to repurchase the obligations are at the time rated by each Rating Agency in its highest short-term rating category;

            (iii) certificates of deposit, time deposits and bankers' acceptances, which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state of the United States and subject to supervision and examination by either federal or state banking authorities, provided that the unsecured short-term debt obligations of that depository institution or trust company at the date of acquisition have been rated by each of the Rating Agencies in its highest unsecured short-term debt rating category;

            (iv) commercial paper, having original maturities of not more than 90 days, of any corporation incorporated under the laws of the United States or any state of the United States which on the date of acquisition has been rated by the Rating Agencies in their highest short-term rating categories;

            (v) short term investment funds sponsored by any trust company or bank incorporated under the laws of the United States or any state of the United States which on the date of acquisition has been rated by the Rating Agencies in their respective highest rating category of long term unsecured debt;

            (vi) interests in any money market fund which at the date of acquisition of the interests in the fund and throughout the time that the interest is held in the fund has the rating specified by each Rating Agency; and

            (vii) other obligations or securities that are acceptable to each Rating Agency as an Eligible Investment and will not result in a reduction in the then current rating of the Certificates, as evidenced by a letter to that effect from each Rating Agency and with respect to which the Master Servicer has received confirmation that, for tax purposes, the investment complies with the last clause of this definition;

      provided that no instrument shall evidence either the right to receive:

            (a) only interest with respect to the obligations underlying the instrument, or

            (b) both principal and interest payments derived from obligations underlying the instrument and the interest and principal payments with respect to the instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and
      provided, further, that no instrument described may be purchased at a price greater than par if the instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

      Eligible Substitute Mortgage Loan: A Mortgage Loan substituted by the Originators for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of and not more than 5% less than the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) have a Mortgage of the same level of priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust; (iv) have a remaining term to maturity not more than 6 months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty set forth in Section
2.04 (deemed to be made as of the date of substitution), including representations and warranties set forth in Section 2.04(b); (vi) have an original Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; and (vii) be of the same type of Mortgaged Property as the Defective Mortgage Loan or a detached single family residence. More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      Event of Default:  As defined in Section 7.01.

      Excess Spread: With respect to any Distribution Date, the positive excess, if any, of (a) the Interest Remittance Amount for the Distribution Date over (b) the aggregate Class Monthly Interest Distribution Amount for each class of Offered Certificates for such Distribution Date.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

      Final Scheduled Distribution Date: With respect to the Certificates, the Distribution Date in April 2033.

      Foreclosure Profits: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

      Insurance Proceeds: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan or Mortgaged Property, net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds, (ii) applied to the restoration or repair of the related Mortgaged Property, or (iii) released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures.

      Interest Period: With respect to each Distribution Date, and the Certificates other than the Class A-1 Certificates, the period from the first day of the calendar month preceding the month of the Distribution Date through the last day of such preceding calendar month. Interest in respect of any Distribution Date will accrue on the Certificates other than the Class A-1 Certificates during each interest period on the basis of a 360-day year consisting of twelve 30-day months. With respect to each Distribution Date, and the Class A-1 Certificates, the period from and including the previous Distribution Date (or the Closing Date in the case of the first Distribution
Date) through the last day preceding the related Distribution Date. Interest in respect of any Distribution Date will accrue on the Class A-1 Certificates during each interest period on the basis of the actual number of days elapsed in the related interest period and a year consisting of 360 days.

      Interest Remittance Amount: With respect to any Distribution Date, that portion of Available Funds for such Distribution Date that represents interest received on the Mortgage Loans during the related Due Period.

      LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis in accordance with Section 1.03 herein.

      LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in London, England are required or authorized by law to be closed.

      LIBOR Rate Adjustment Date: With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Interest Period.

      Liquidated Mortgage Loan: As to any Distribution Date, any Mortgage Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Due Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

      Liquidation Proceeds: Proceeds (including Insurance Proceeds) received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise (including rental income).

      Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the original principal balance of such Mortgage Loan, divided by the Appraised Value or the related purchase price for the related Mortgaged Property, if the Appraised Value is not available.

      Loan Rate: With respect to any Mortgage Loan as of any day, the per annum rate of interest applicable under the related Mortgage Note to the calculation of interest for such day on the Principal Balance.

      Lost Note Affidavit: The lost note affidavit signed by the Originators, the Seller or the Depositor.

      Majority Certificateholder: The Holder or Holders of a Class of Certificates evidencing Percentage Interests in excess of 51%.

      Master Servicer: American General Finance Corporation, an Indiana corporation, or any successor thereto or any successor hereunder.

      Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan.

      Monthly Report:  As defined in Section 4.03.

      Moody's: Moody's Investors Service, Inc., or its successors in interest.

      Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement, dated May 9, 2003, among the Originators and the Seller.

      Mortgage Loan Schedule: With respect to any date, the schedule of Mortgage Loans constituting assets of the Trust. The Mortgage Loan Schedule is the schedule set forth herein as Exhibit B, which schedule sets forth as to each Mortgage Loan: (i) the Cut-Off Date Principal Balance, (ii) the account number, (iii) the original Principal Balance, (iv) the Loan Rate, (v) property state, (vi) property zip code, (vii) property type and (viii) Loan-to-Value Ratio. The Mortgage Loan Schedule will be amended from time to time to reflect the substitution of an Eligible Substitute Mortgage Loan for a Defective Mortgage Loan from time to time hereunder.

      Mortgage Loans: The mortgage loans that are transferred and assigned to the Trustee on behalf of the Trust pursuant to Sections 2.01 and 2.06, together with the Related Documents, exclusive of Mortgage Loans that are transferred to the Originators or the Seller, from time to time pursuant to Sections 2.02 and 2.06, as from time to time are held as a part of the Trust, such mortgage loans originally so held being identified in the Mortgage Loan Schedule delivered on the Closing Date.

      Mortgage Note: With respect to a Mortgage Loan, the note or other evidence of indebtedness pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby which is secured by the related Mortgage.

      Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

      Mortgagor:  The obligor or obligors under a Mortgage Note.

      Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of unreimbursed Servicing Fees with respect thereto.


      Net Loan Rate: With respect to any Mortgage Loan as to any day, the Loan Rate less the sum of the Servicing Fee Rate and the Trust Administrator Fee Rate.


      Net WAC Cap: With respect to any Distribution Date, the product of (i) the weighted average of the Net Loan Rate on the Mortgage Loans as of the calendar month immediately preceding the month in which such Distribution Date occurs, weighted on the basis of the Principal Balances thereof as of the beginning of the related Due Period, and (ii) a fraction equal to 30 divided by the actual number of days in the related Interest Period.

      Net WAC Carryover: With respect to the Class A-1 Certificates and any Distribution Date, the sum of (a) the aggregate amount of Net WAC Shortfalls on such Distribution Date which is not covered on such Distribution Date by payments from the Net WAC Carryover Reserve Fund, (b) any related Net WAC Carryover remaining unpaid from previous Distribution Dates, and (c) one month's interest on the amount in clause (b) (based on the number of days in the related Interest Period) at the applicable Certificate Rate without regard to the Net WAC Cap.

      Net WAC Carryover Reserve Fund: An "outside reserve fund" within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class R Certificate and which is established and maintained pursuant to Section 4.06 herein.

      Net WAC Carryover Reserve Fund Deposit: An amount equal to $5,000, which the Trust Administrator shall deposit into the Trust pursuant to Section 4.06 herein.

      Net WAC Carryover Reserve Fund Residual Right: The right to distribution from the Net WAC Carryover Reserve Fund as described in Section 4.06 herein.

      Net WAC Shortfall: With respect to the Class A-1 Certificates and any Distribution Date for which the Certificate Rate for such Certificates is based on the Net WAC Cap, the excess, if any, of (i) the related Class Monthly Accrued Interest for such Distribution Date, calculated at the applicable Certificate Rate without regard to the Net WAC Cap over (ii) the related Class Monthly Accrued Interest for such Distribution Date.

      Non-Collectible Interest Shortfall: With respect to any Distribution Date, Civil Relief Act Interest Shortfalls and Prepayment Interest Shortfalls, if any, for that Distribution Date.

      Non-United States Tax Person: Any Person other than a United States Tax Person.

      Offered Certificate:  The Class A Certificates and Class M Certificates.

      Officer's Certificate: A certificate signed by the President, an Executive Vice President, a Senior Vice President, a Vice President, the Treasurer, Assistant Treasurer, the Secretary, an Assistant Secretary, Comptroller or any other authorized officer of the Master Servicer or the Seller, as the case may be, and delivered to the Trust Administrator.

      Opinion of Counsel: A written opinion of counsel reasonably acceptable to the Trust Administrator, who may be in-house counsel for the Master Servicer, Seller or their Affiliates (except that any opinion relating to the status of the Trust for federal tax purposes must be an opinion of independent outside counsel) and who, in the case of opinions delivered to each of the Rating Agencies, is reasonably acceptable to each of them.

      Original Class Certificate Principal Balance: With respect to the Class A-1 Certificates, $146,500,000. With respect to the Class A-2 Certificates, $34,000,000. With respect to the Class A-3 Certificates, $44,820,000. With respect to the Class M-1 Certificates, $16,190,000. With respect to the Class M-2 Certificates, $15,550,000.

      Originators: American General Financial Services, Inc. (DE), American General Financial Services, Inc. (IN), American General Financial Services, Inc. (TX), American General Financial Services, Inc. (OH), American General Financial Services, Inc. (TN), American General Consumer Discount Company (PA) and American General Home Equity, Inc. (DE).

      Outstanding Class Interest Carryover Shortfall: With respect to any Class of Certificates and any Distribution Date, the amount of Class Interest Carryover Shortfall for such Distribution Date plus one month's interest thereon, at the related Certificate Rate, to the extent permitted by law.

      Overcollateralization Amount: As to any Distribution Date, the excess if any, of (a) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period over (b) the aggregate Class Principal Balance of the Certificates, after taking into account distributions of principal to be made on that Distribution Date.

      Overcollateralization Deficiency Amount: With respect to any Distribution Date, the amount, if any, by which the Target
Overcollateralization Amount exceeds the Overcollateralization Amount on such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount on such Distribution Date).

      Overcollateralization Floor: 0.50% of the Cut-Off Date Pool Principal Balance.

      Overcollateralization Release Amount: With respect to any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Target Overcollateralization Amount for such Distribution Date.

      Ownership Interest: As to any Class R Certificate, any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Paying Agent:  Any paying agent appointed pursuant to Section 5.05.

      Percentage Interest: As to any Certificates, the percentage obtained by dividing the initial Certificate Principal Balance of such Certificate by the Original Class Certificate Principal Balance of the Class of which such Certificate is part.

      Permitted Transferee: Any Transferee of a Class R Certificate other than
(a) a Disqualified Organization, (b) any Person as to whom, as determined by the Trust Administrator (based upon an Opinion of Counsel, obtained at the request of the Trust Administrator at the expense of such Person or the Person seeking to Transfer a Class R Certificate, supporting such determination), the Transfer of a Class R Certificate may cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding, (c) a Non-United States Tax Person, or (d) a Disqualified Partnership.

       Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Pool Principal Balance: With respect to any date, the aggregate of the Principal Balances of all Mortgage Loans as of such date.


      Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment, Curtailment or a Monthly Payment received prior to the related Due Date, an amount equal to the excess, if any, of (i) 30 days' interest on the Principal Balance of such Mortgage Loan at the Loan Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act or as reduced by any Debt Service Reduction) minus the Servicing Fee and Trust Administrator Fee for such Mortgage Loan over (ii) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment, Curtailment or a Monthly Payment received prior to the related Due Date less the Servicing Fee and Trust Administrator Fee for such Mortgage Loan in such month.


      Principal Balance: As to any Mortgage Loan and any day, the related Cut-Off Date Principal Balance, minus (i) all collections or other proceeds applied as recovery of principal credited against the principal balance of any such Mortgage Loan, (ii) any Deficient Valuation, and (iii) any principal reduction resulting from a modification by the Master Servicer as permitted hereunder.

      Principal Distribution Amount: With respect to any Distribution Date, the excess of (a) the Principal Remittance Amount for such Distribution Date over (b) the Overcollateralization Release Amount, if any, for such Distribution Date plus the lesser of (x) Excess Spread and (y) the Overcollateralization Deficiency Amount.

      Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding Principal Balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full.

      Principal Remittance Amount: For any Distribution Date, the sum of (a) the principal portion of all Monthly Payments on the Mortgage Loans made during the related Due Period. (b) the principal portion of all proceeds of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a Substitution Adjustment) as required by this Agreement during the related Due Period and (c) the principal portion of all other unscheduled collections received during the related Due Period.

      Purchase Agreement: The purchase agreement, dated May 28, 2003, between the Seller, as seller, and the Depositor, as purchaser, with respect to the Mortgage Loans.

      Purchase Price: As to any Mortgage Loan purchased from the Trust on any date pursuant to Section 2.02, 2.04 or 3.16 an amount equal to the sum of (i) the unpaid Principal Balance thereof as of the date of purchase, (ii) the greater of (a) all unpaid accrued interest thereon to the end of the Due Period preceding the Distribution Date on which such Purchase Price is included in Available Funds and (b) 30 days' interest thereon, computed at the applicable Loan Rate; (iii) if the Master Servicer is not an Affiliate of the Originators, expenses reasonably incurred or to be incurred by the Master Servicer, the Trust Administrator or the Trustee in respect of the breach or defect giving rise to the purchase obligation, and (iv) with respect to any Mortgage Loan repurchased due to a breach of the representations and warranties set forth in Section 2.04(a)(i) herein, any costs and damages incurred by the Trust in connection with such breach.

      Purchaser: The Depositor in its capacity as purchaser under the Purchase Agreement.

      Rating Agency: Any statistical credit rating agency, or its successor, that rated the Certificates at the request of the Depositor at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trust Administrator. References herein to the highest short term unsecured rating category of a Rating Agency shall mean "A-1" or better in the case of S&P and "P-1" or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a

Rating Agency shall mean "AAA" in the case of S&P and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

      Realized Loss: The amount determined by the Master Servicer and evidenced by an Officers' Certificate delivered to the Trust Administrator, in connection with any Mortgage Loan equal to:

o for any Liquidated Mortgage Loan, the excess of its Principal Balance plus interest at a rate equal to the related Loan Rate from the Due Date as to which interest was last paid up to the first Due Date after the liquidation over any proceeds received in connection with the liquidation, after application of all withdrawals permitted to be made by the Master Servicer from the Collection Account for the Mortgage Loan;

o for any Mortgage Loan that has become the subject of a Deficient Valuation, the amount of any principal reduction; or

o the amount of any reduction by the Master Servicer to the Principal Balance of the Mortgage Loan pursuant to any modification permitted herein.

      Record Date: With respect to each Distribution Date and any Class of Certificates other than the Class A-1 Certificates (other than the first Distribution Date), the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs. With respect to the first Distribution Date and any Class of Certificates other than the Class A-1 Certificates, the Closing Date. With respect to each Distribution Date and the Class A-1 Certificates the day prior to the related Distribution Date.

      Regular Certificates: The Certificates other than the Class R
Certificates.

      Related Documents:  As defined in Section 2.01.

      Released Mortgaged Property Proceeds: As to any Mortgage Loan, proceeds received by the Master Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Mortgagor in accordance with applicable law, mortgage servicing standards the Master Servicer would use in servicing mortgage loans for its own account and this Agreement.

      Remaining Excess Spread: With respect to any Distribution Date, the positive excess, if any, of (a) Available Funds for the Distribution Date over
(b) the sum for that Distribution Date of (i) the aggregate Class Monthly Interest Distribution Amount for each Class of Offered Certificates and (ii) the aggregate of the Class A Principal Distribution, Class M-1 Principal Distribution and Class M-2 Principal Distribution.

      REMIC: A "real estate mortgage investment conduit" as defined in Section 860D of the Code.

      REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

      REO Property: A Mortgaged Property that is acquired by the Master Servicer on behalf of the Trust Administrator in foreclosure or by deed in lieu of foreclosure.

      Responsible Officer: When used with respect to the Trustee or Trust Administrator, any officer of the Trustee or Trust Administrator within the Corporate Trust Office of the Trustee or Trust Administrator including any vice president or assistant vice president, assistant treasurer, assistant secretary, senior trust officer or trust officer or, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller or the Master Servicer, the President or any Vice President, Treasurer or Assistant Treasurer or any Secretary or Assistant Secretary or any other authorized officer of the Seller or the Master Servicer.

      SAIF: The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989 or, if at any time after the execution of this Agreement the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

      S&P:  Standard & Poor's Ratings Services, or its successors in interest.


      Securities Act: The Securities Act of 1933, as amended.


      Seller: Second Street Funding Corporation, a Delaware corporation, or any successor thereto, as seller under the Purchase Agreement.

      Senior Credit Enhancement Percentage: For the Class A Certificates and any Distribution Date, the percentage obtained by dividing (x) the sum of the aggregate Class Principal Balance of the Class M Certificates and the Overcollateralization Amount by (y) the aggregate Principal Balance of the Mortgage Loans, calculated after taking into account payments of principal on the Mortgage Loans received during the related Due Period and before taking into account distributions of principal on the Certificates to the Certificateholders then entitled to distributions of principal on that Distribution Date.

      Servicing Certificate: A certificate completed and executed by a Responsible Officer on behalf of the Master Servicer.

      Servicing Fee: As to each Distribution Date and each Mortgage Loan, the fee payable to the Master Servicer as provided herein, which is calculated as an amount equal to the product of 1/12th of the Servicing Fee Rate and the Principal Balance thereof at the beginning of the related Due Period.


      Servicing Fee Rate:  0.50% per annum.

      60+ Delinquency Percentage (Rolling Three Month): With respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Due Periods, the numerator of each of which is equal to the Delinquency Amount for such Due Period, and the denominator of each of which is the aggregate Principal Balance of the Mortgage Loans as of the end of such Due Period.

      Startup Day: The Closing Date.

      Stepdown Date: The earliest to occur of (i) the Distribution Date on which the aggregate Class Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in June 2006 and (b) the first Distribution Date on which the Senior Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 34.50%.


      Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 2.06, the sum of (a) the excess of (i) the aggregate Principal Balance of all Defective Mortgage Loans to be replaced by Eligible Substitute Mortgage Loans (after application of principal payments received on or before the date of substitution of any Eligible Substitute Mortgage Loans as of the date of substitution), over (ii) the aggregate Principal Balance of such Eligible Substitute Mortgage Loans and (b) with respect to any Mortgage Loan substituted due to a breach of the representations or warranties set forth in Section 2.04(a)(i), any costs and damages incurred by the Trust in connection with such breach.


      Supplemental Mortgage Loan Schedule:  As defined in Section 2.06(b).


      Target Overcollateralization Amount: As to any Distribution Date prior to the Stepdown Date, or with respect to which a Trigger Event is in effect, 5.00% of the Cut-Off Date Pool Principal Balance. After the Stepdown Date, unless a Trigger Event is in effect, the greater of (i) 10.00% of the Pool Principal Balance as of the last day of the related Due Period and (ii) the Overcollateralization Floor, provided if a Trigger Event has occurred, the Target Overcollateralization Amount will not be reduced.


      Tax Matters Person: With respect to the REMIC, the Person designated as the "tax matters person" of the REMIC in the manner provided under Treasury regulation section 1.860F-4(d) and Treasury regulation section
301.6231(a)(7)-1, which Person shall be the Seller.

      Tax Matters Person Certificate: The Class R Certificate with a Denomination of $1.00.

      Transferee: Any Person who is acquiring, by Transfer, any ownership interest in a Certificate.

      Transfer: Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any ownership interest in a Certificate.

      Transfer Affidavit: The affidavit referred to in Section 5.02(e).

      Transfer Date: The Closing Date, or with respect to an Eligible Substitute Mortgage Loan, the date of substitution.

      Transferor: Any Person who is disposing of, by Transfer, any Certificate.

      Transferor Interest: The interest in the Trust that is not represented by the Class A Certificates and the Class M Certificates.

      Trigger Event: A Trigger Event occurs on a Distribution Date if a Delinquency Event or a Cumulative Loss Event has occurred and is continuing on such Distribution Date.

      Trust: The trust created by this Agreement which shall be entitled "American General Mortgage Loan Trust 2003-1," the corpus of which consists of the Mortgage Loans, such assets as shall from time to time be deposited in the Collection Account and the Distribution Account in accordance with this Agreement, property that secured a Mortgage Loan and that has become REO Property, certain hazard insurance policies maintained by the Mortgagors or the Master Servicer in respect of the Mortgage Loans and an assignment of the Depositor's rights under the Purchase Agreement and all proceeds of each of the foregoing.

      Trust Administrator: Bank One, N.A. in its capacity as trust administrator hereunder, or any successor trust administrator appointed as herein provided.


      Trust Administrator Fee: As to each Distribution Date, the fee payable to the Trust Administrator in respect of its obligations under this Agreement which is calculated as an amount equal to the product of 1/12th of the Trust Administrator Fee Rate and the Pool Balance as of the beginning of the related Due Period.


      Trust Administrator Fee Rate: With respect to each Mortgage Loan, 0.0156% per annum.

      Trustee: U.S. Bank National Association in its capacity as trustee hereunder, or any successor trustee appointed as herein provided.


      Trustee Fee: The fee owed to the Trustee in respect of its obligations under this Agreement as set forth in a fee letter agreement between the Trustee and the Trust Administrator.


      UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

      United States Tax Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any state or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust (or to the extent provided in the Treasury regulations, if the trust was in existence on August 20, 1996 and elected to be treated as a United States person), all within the meaning of Section 7701(a) (30) of the Code.

      Voting Rights: The portion of the aggregate voting rights of all the Certificates evidenced by a Certificate. At all times during the term of this Agreement, the Voting Rights shall be allocated among Holders of the Regular Certificates in proportion to the Original Class Certificate Principal Balances of their respective Classes. Voting Rights allocated to a Class of Certificates shall be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests. The Holders of the Class R Certificates shall have no Voting Rights.


Section 1.02 Interest Calculations. All calculations of interest that are made in respect of the Principal Balance of a simple interest mortgage loan shall be made on the basis of a 360-day year and the actual number of days elapsed. The Certificate Rate for the Regular Certificates other than the Class A-1 Certificates shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The Certificate Rate for the Class A-1 Certificates shall be calculated on the basis of the actual number of days elapsed in the related Interest Period and a year consisting of 360 days. The calculation of the Servicing Fee, and Trust Administrator Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


Section 1.03 Determination of LIBOR. LIBOR applicable to the calculation of the Certificate Rate on the Class A-1 Certificates for any Interest Period will be determined on each LIBOR Rate Adjustment Date. On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Trust Administrator and, as to any Interest Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Moneyline Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trust Administrator after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trust Administrator after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Class Principal Balance of the Class A-1 Certificates then outstanding. The Trust Administrator will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trust Administrator after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the Class Principal Balance of the Class A-1 Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date. The establishment of LIBOR by the Trust Administrator on any LIBOR Rate Adjustment Date and the Trust Administrator's subsequent calculation of the Certificate Rate applicable to the Class A-1 Certificates for the relevant Interest Period, in the absence of manifest error, will be final and binding. Promptly following each LIBOR Rate Adjustment Date the Trust Administrator shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trust Administrator will supply to any Certificateholder so requesting by telephone the Certificate Rate on the Class A-1 Certificates for the current and the immediately preceding Interest Period.

                                  Article II.

                         Conveyance of Mortgage Loans;
                      Original Issuance of Certificates;
                                 Tax Treatment

Section 2.01 Conveyance of Mortgage Loans; Assignment Event. The Depositor, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, sell, set over and otherwise convey to the Trustee for the benefit of the Certificateholders without recourse (subject to Sections 2.02 and 2.04) (i) all of its right, title and interest in and to each Mortgage Loan, including the Cut-Off Date Principal Balance, and all collections in respect of interest and principal received on or after the Cut-Off Date; (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) all of its right, title and interest to the Net WAC Carryover Reserve Fund, (iv) its interest in any insurance policies in respect of the Mortgage Loans; (v) all proceeds of any of the foregoing; and (vi) the Depositor's rights under the Purchase Agreement with respect to the representations and warranties of the Seller thereunder together with all rights of the Depositor to require the Originators to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with the Purchase Agreement.

      On or prior to the Closing Date the Originators shall deliver to the Trust Administrator the Mortgage Loan Schedule in computer readable format. Within 60 days of an Assignment

Event, the Originators shall deliver to the Trust Administrator, the following documents or instruments with respect to each Mortgage Loan (the "Related Documents"):

      (i) the original Mortgage Note, endorsed in blank, with all intervening endorsements showing a complete chain of title from the Originator of such Mortgage Loan to the Trustee or a copy of such original Mortgage Note with an accompanying Lost Note Affidavit;

      (ii) the original Mortgage, with evidence of recording thereon, provided that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Originator by such recording office, the Originator shall deliver to the Trust Administrator a certified true copy of such original Mortgage to be so certified by the applicable originator, together with a certificate of the Originator certifying that such original Mortgage has been so delivered to such recording office; in all such instances, the Originator shall deliver or cause to be delivered the original recorded Mortgage to the Trust Administrator promptly upon receipt of the original recorded Mortgage; provided that an Assignment Event shall have occurred;

      (iii) the original Assignment of Mortgage, from the Originator in blank or to "U.S. Bank National Association, as Trustee for American General Mortgage Loan Trust 2003-1," which assignment shall be in form and substance acceptable for recording;

      (iv) the original attorney's opinion of title or the original policy of title insurance, provided that if any such original policy of title insurance has not yet been received by the Originator, the Originator shall deliver to the Trust Administrator a copy of such policy or a title insurance binder or commitment for the issuance of such policy;

      (v) originals of all intervening assignments of Mortgage, with evidence of recording thereon, showing a complete chain of title from the Originator to the Seller, provided that if any such original intervening assignment of Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Trust Administrator a certified true copy of such original assignment of Mortgage to be so certified by the applicable originator, together with a certificate of the Seller certifying that such original assignment of Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered any such original assignments to the Trust Administrator promptly upon receipt thereof, provided that an Assignment Event shall have occurred; and

      (vi)  originals of all assumption and modification agreements, if any.

      Except as herein provided, the Originators shall, as custodians and for the benefit of the Seller, the Depositor, the Trustee, the Trust Administrator and the Certificateholders, be entitled to maintain possession of the foregoing documents and instruments described above and shall not be required to deliver any of them to the Trust Administrator. In the event, however, that possession of any such documents or instruments is required by any Person (including the Trust Administrator) acting as successor Master Servicer pursuant to Section 7.02 in order to carry out the duties of the Master Servicer hereunder, then such successor Master Servicer shall be entitled to request delivery, at the expense of the previous Master Servicer, of such documents or instruments by the previous Master Servicer and to retain such documents or instruments for servicing purposes; provided that the Trust Administrator or such successor Master Servicer shall maintain such documents at such offices as may be required by any regulatory body having jurisdiction over such Mortgage Loans.


      The Trust Administrator agrees, for the benefit of Certificateholders, within 90 days following the receipt of the Mortgage Files after an Assignment Event, to certify (in the form of Exhibit H) to the Seller, the Depositor and the Master Servicer that it has reviewed each Mortgage File and that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the certification as not covered by such certification), (i) all documents constituting part of such Mortgage File required to be delivered to it pursuant to paragraphs (i) - (vi) of Section 2.01 are in its possession, (ii) such documents have been reviewed by it, appear to be what they purport to be and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule which corresponds to items (ii), (iii) and (iv) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File.


      If within such 90-day period, the Trust Administrator finds any document constituting a part of the Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in said Mortgage Loan Schedule or, if in the course of its review, the Trust Administrator determines that such Mortgage File is otherwise defective in any material respect, the Trust Administrator shall notify the parties, and the related Originator shall have a period of 90 days after such notice (subject to Section 2.02) within which to correct or cure any such defect or to purchase such Mortgage Loan at the related Purchase Price or substitute on Eligible Substitute Mortgage Loan therefor pursuant to Section 2.06.

      The Trust Administrator shall have no responsibility for reviewing any Mortgage File except as expressly provided in this Section 2.01. In reviewing any Mortgage File pursuant to this Section, the Trust Administrator shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

      Within 90 days of an Assignment Event, each Originator shall, at its expense, record an Assignment of Mortgage in favor of the Trustee (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records and endorse the original Mortgage Note with respect to each of the Mortgage Loans being serviced by the Master Servicer to "Pay to the order of ____________ without recourse" with all intervening endorsements showing a complete chain of title from the originator of such Mortgage Loan to the Trustee. The Trust Administrator is hereby appointed as the attorney-in-fact of the Originators with the power (subject to Section 8.03) to prepare, execute and record Assignments of Mortgages in the event that the Originators fail to do so on a timely basis as provided in this paragraph. In lieu of recording an Assignment of Mortgage, the Originator may
(i) deliver to the Trustee an Opinion of Counsel addressed to the Trustee to the effect that recording is not required to make the assignment effective against the parties to the Mortgage or subsequent purchasers or encumbrancers of the Mortgaged Property or (ii) provide the Trustee with evidence in writing that non-recordation will not result in a reduction of the then-current ratings assigned to the Offered Certificates.

Section 2.02 Acceptance by Trustee. The Trustee hereby acknowledges the sale and assignment of the Mortgage Loans. If an Originator is given notice of an omission or defect under Section 2.01 and if the related Originator does not correct or cure such omission or defect within the 60-day period following such notice, the Originator shall purchase the related Mortgage Loan from the Trust or substitute an Eligible Substitute Mortgage Loan for such Mortgage Loan prior to the next succeeding Distribution Date in the month following the month in which such 60-day period expired at the Purchase Price of such Mortgage Loan or in accordance with Section 2.06, as applicable (provided that a substitution will only be permitted if such 90-day period expires prior to the second anniversary of the Closing Date). The Purchase Price for the purchased Mortgage Loan which is purchased as described in the preceding sentence shall be deposited in the Distribution Account no later than the Business Day prior to the next succeeding Distribution Date after such obligation arises; provided that, upon receipt by the Trust Administrator of written notification of such deposit signed by an officer of the Originator, the Trust Administrator shall release to the Originator the related Mortgage File (if the Trust Administrator holds the Mortgage File following an Assignment Event) and the Trust Administrator shall execute and deliver such instruments of transfer or assignment, prepared by and at the expense of the Originator, in each case without recourse, representation or warranty as shall be necessary to vest in the Originators or their designee any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of an Originator to purchase any Mortgage Loan sold by such Originator or substitute an Eligible Substitute Mortgage Loan for such Mortgage Loan sold by such Originator as to which a material defect in, or omission of, a constituent document exists shall constitute the sole remedy against such Originator respecting such defect or omission available to the Certificateholders or the Trust Administrator on behalf of Certificateholders.

      The Master Servicer, promptly following the transfer of (i) a Defective Mortgage Loan from or (ii) an Eligible Substitute Mortgage Loan to the Trust pursuant to this Section 2.02 and Section 2.06, as the case may be, shall amend the Mortgage Loan Schedule and deliver a copy of such amended Schedule to the Trust Administrator and make appropriate entries in its general account records to reflect such transfer and the addition of any Eligible Substitute Mortgage Loan, if applicable.

Section 2.03 Representations and Warranties Regarding the Seller and the Master Servicer. The Seller and the Master Servicer each represent and warrant each as to itself that, as of the Transfer Date:

      (a) Organization and Good Standing of the Seller and Master Servicer. It is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and when this Agreement has been executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the it enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies (whether in a proceeding at law or in equity).

      (b) Due Qualification. The Master Servicer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Mortgage File relating to any Mortgage Loan unenforceable by it, the Purchaser, the Trust or the Trust Administrator and would have a material adverse effect on its business, properties, assets or condition (financial or other).

      (c) Due Authorization. The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto or thereto and the consummation of the transactions provided for in this Agreement have been duly authorized by all necessary corporate action on the part of the Seller and the Master Servicer.

      (d) No Conflict. The Seller's and the Master Servicer's execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement applicable to it will not violate any existing law or regulation or any order or decree of any court applicable to the Seller and the Master Servicer or any provision of the certificate of incorporation or bylaws of the Seller and the Master Servicer, or constitute (with or without notice or lapse of time or both) a material default under, any contract, agreement, mortgage, deed of trust, or other instrument to which it is a party or by which it or any of its properties are bound.

      (e) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Seller or the Master Servicer of this Agreement to which it is a party and the performance of its' obligations hereunder and thereunder.

      (f) No Proceedings. There are no proceedings or investigations pending or, to the best of the Seller's and the Master Servicer's knowledge, threatened against the Seller or the Master Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in its judgment, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement,
            (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforcement of this Agreement or
            (v) seeking to affect adversely the income tax attributes of the related Trust under United States Federal, New York or Indiana income tax systems.

      (g) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Seller or the Master Servicer in connection with the execution and delivery of this Agreement and the performance of the transactions contemplated by this Agreement have been obtained.

      (h) Chief Executive Office. The Seller's chief executive office is located within the State of Indiana.


      (i) Jurisdiction of Organization. The Seller's and the Master Servicer's sole jurisdiction of organization and organizational identification number, if any, is accurately set forth opposite its name in Sections 4.1 (l) and (m) of the Purchase Agreement.


      (j) Material Adverse Effect. Since December 31, 2002, no event has occurred that would have a material adverse effect on the transactions contemplated by this Agreement.

      (k) Ownership of the Seller. American General Finance, Inc. owns, directly or indirectly, 100% of the issued and outstanding capital stock of the Seller.

      (l) Not an Investment Company. The Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

      The representations and warranties set forth in this Section 2.03 shall survive the transfer and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any of the foregoing representations and warranties, which materially and adversely affects the interest of the Certificateholders, the Person discovering such breach shall give prompt written notice to the other parties. Within 90 days of its discovery or its receipt of notice of breach or, with the prior written consent of a Responsible Officer of the Trust Administrator, such longer period specified in such consent, the Seller or the Master Servicer, as appropriate, shall cure such breach in all material respects.

Section 2.04 Representations and Warranties Regarding the Mortgage Loans. (a) The Seller represents and warrants to the Trust and the Trustee on behalf of the Certificateholders as follows as of the Transfer Date:


      (i) Each Mortgage Loan, at origination, complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, predatory and abusive lending laws, real estate settlement procedures, truth-in-lending and disclosure laws;


      (ii) None of the Mortgage Loans are "High Cost Home Loans" or "Covered Home Loans" within the meaning of The Georgia Fair Lending Act, as amended;

      (iii) None of the Mortgage Loans originated in the state of New York are subject to Section 6-128 of the administrative code of The City of New York; and

      (iv) No Mortgage Loan is a "high cost" loan as defined under any Federal, State or local laws applicable to such Mortgage Loan at the time of its origination.


      With respect to the representations and warranties set forth in this Section that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Purchaser, the Seller, the Master Servicer, the Trust Administrator or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty and the Seller shall cure such breach, repurchase the related Mortgage Loan at the Purchase Price or substitute an Eligible Substitute Mortgage Loan therefor pursuant to Section
2.06 hereof. In addition, the Seller agrees to indemnify the Trust in connection with any losses arising out of a breach of the Seller's representations and warranties in paragraph (i) above.

      It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive the conveyance of the Mortgage Loans and the delivery of the respective Mortgage Files to the Trust Administrator and the termination of the rights and obligations of the Master Servicer pursuant to Section 6.04 or 7.01. Upon discovery by the Depositor, the Seller, the Master Servicer, the Trust Administrator or the Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth therein concerning the knowledge of the Seller as to the facts stated therein, which materially and adversely affects the value of the related Mortgage Loan or the interests of the Trust or the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Within 90 days of the earlier of its discovery or its receipt of notice of such breach, the Seller shall use all reasonable efforts to cure such breach in all material respects or shall purchase such Mortgage Loan from the Trust or substitute an Eligible Substitute Mortgage Loan as provided in
Section 2.06 for such Mortgage Loan (provided that a substitution will only be permitted if such 90-day period expires prior to the second anniversary of the Closing Date). Any such purchase by the Seller shall be at the Purchase Price and in each case shall be accomplished in the manner set forth in Section
2.02. It is understood and agreed that the obligation of the Seller to cure, substitute or purchase any Mortgage Loan (as well as indemnify the Trust, if applicable) as to which such a breach has occurred and is continuing shall constitute the sole remedies against the Seller respecting such breach available to Certificateholders or the Trust Administrator on behalf of Certificateholders.

   (b) The Seller hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Mortgage Loan Purchase Agreement. In addition, the Originators will agree in a separate agreement to make the same representations and warranties to the Trustee for the benefit of the Certificateholders as the Originators made in the Mortgage Loan Purchase Agreement, along with any remedies provided thereunder for any breach of such representations and warranties. Such remedies may be enforced by the Trust Administrator on behalf of the Certificateholders. It is understood and agreed that the obligation of the Originators to cure, substitute or purchase any Mortgage Loan pursuant to that agreement as to which such a breach has occurred and is continuing shall constitute the sole remedies against the Originators respecting such breach available to Certificateholders or the Trust Administrator on behalf of Certificateholders.

Section 2.05 Representations and Warranties of the Depositor. The Depositor represents and warrants to the Trust and the Trustee on behalf of the Certificateholders as follows:

      (i) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

      (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and equitable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

      (iii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust;

      (iv) The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

      (v) The Depositor has been duly incorporated and is validly existing as a limited liability company in good standing under the laws of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted;

      (vi) The Depositor is not in violation of its certificate of formation or its limited liability company agreement or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

      (vii) The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of formation or limited liability company agreement of the Depositor or, to the best of the Depositor's knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

     (viii) To the best of the Depositor's knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained or
            (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

      (ix) There are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

Section 2.06 Substitution of Mortgage Loans. (a) Prior to the Distribution Date which is directly after the date on which the Seller or the Originators would otherwise be required to repurchase a Mortgage Loan under Section 2.02 or 2.04, the Seller or the Originators, as applicable, may deliver to the Trust Administrator one or more Eligible Substitute Mortgage Loans in substitution for any one or more of the Defective Mortgage Loans which the Seller or the Originators would otherwise be required to repurchase pursuant to Sections 2.02 or 2.04. In connection with any such substitution, the Seller or the Originators, as applicable, shall calculate the Substitution Adjustment, if any, and shall deposit such amount to the Distribution Account on or before the Business Day prior to the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

      (b) The Seller or the Originators shall notify the Master Servicer, the Depositor and the Trust Administrator in writing on the Determination Date prior to the related Distribution Date which is directly after the date on which the Seller or the related Originator, as applicable, would otherwise be required to repurchase such Mortgage Loan pursuant to Section 2.02 or 2.04
            (the "Substitution Date") of its intention to effect a substitution under this Section 2.06. On such Substitution Date, the Seller or the related Originator, as applicable, shall deliver to the Trust Administrator: (1) the Eligible Substitute Mortgage Loans to be substituted for the Defective Mortgage Loans, (2) a list of the Defective Mortgage Loans to be substituted for by such Eligible Substitute Mortgage Loans, (3) an Officer's Certificate
            (A) stating that all conditions precedent to such substitution specified in subsection (a) have been satisfied and attaching as an exhibit a supplemental Mortgage Loan schedule (the
            "Supplemental Mortgage Loan Schedule") setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof and (B) confirming that the representations and warranties contained in Section 2.04 are true and correct in all material respects with respect to the Eligible Substitute Mortgage Loans on and as of such Determination Date, provided that remedies for the inaccuracy of such representations are limited as set forth in Sections 2.02, 2.04 and this Section 2.06, and (4) a certificate stating that cash in the amount of the related Substitution Adjustment, if any, has been deposited to the Distribution Account. Upon receipt of the foregoing, the Trust Administrator shall release such Defective Mortgage Loan to the Seller or related Originator, as applicable, without recourse, representation or warranty.



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

      (c) Concurrently with the satisfaction of the conditions set forth in Sections 2.06(a) and (b) above and the transfer of such Eligible Substitute Mortgage Loans to the Trust Administrator on behalf of the Trust pursuant to Section 2.06(a), Exhibit B to this Agreement shall be deemed to be amended to exclude all Mortgage Loans being replaced by such Eligible Substitute Mortgage Loans and to include the information set forth on the Supplemental Mortgage Loan Schedule with respect to such Eligible Substitute Mortgage Loans, and all references in this Agreement to Mortgage Loans shall include such Eligible Substitute Mortgage Loans and be deemed to be made on or after the related Substitution Date, as the case may be, as to such Eligible Substitute Mortgage Loans.

Section 2.07 Execution and Authentication of Certificates. The Trust Administrator on behalf of the Trust shall cause to be executed, authenticated and delivered on the Closing Date to or upon the order of the Depositor, in exchange for the Mortgage Loans, concurrently with the sale, assignment and conveyance to the Trustee on behalf of the Trust of the Mortgage Loans, the Certificates in authorized denominations which, together with the Transferor Interest evidences the ownership of the entire Trust.

Section 2.08 REMIC Matters. The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to the REMIC hereunder shall be the Seller and the Seller shall hold the Tax Matters Person Certificate. The REMIC's fiscal year shall be the calendar year.

                                 Article III.

                         Administration and Servicing
                               of Mortgage Loans

Section 3.01 The Master Servicer. (a) The Master Servicer, as independent contract Master Servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Master Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Master Servicer may enter into subservicing agreements for any servicing and administration of Mortgage Loans with any institution which (i) is in compliance with the laws of each state necessary to enable it to perform its obligations under such subservicing agreement and (ii) is an affiliate of the Master Servicer.

      (b) Notwithstanding any subservicing agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Master Servicer shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the subservicer has received such payments. The Master Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Master Servicer by such subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      (c) Any subservicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a subservicer in its capacity as such and not as an originator shall be deemed to be between the subservicer and the Master Servicer alone, and the Trust Administrator, the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the subservicer except as set forth in Section 3.01(e). The Master Servicer shall be solely liable for all fees owed by it to any subservicer irrespective of whether the Master Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

      (d) In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trust Administrator or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under each subservicing agreement that the Master Servicer may have entered into, unless the Trust Administrator or designee elects to terminate any subservicing agreement. Any fee payable in connection with such a termination will be payable by the outgoing Master Servicer. If the Trust Administrator does not terminate a subservicing agreement, the Trust Administrator, its designee or the successor Master Servicer for the Trust Administrator shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each subservicing agreement to the same extent as if the subservicing agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreements with regard to events that occurred prior to the date the Master Servicer ceased to be the Master Servicer hereunder. The Master Servicer, at its expense and without right of reimbursement therefor, shall, upon the request of the Trust Administrator, deliver to the assuming party all documents and records and afford the assuming party reasonable access (to the extent practicable) to the computer systems, electronic files and personnel as they relate to each subservicing agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreements to the assuming party.

      (e) Consistent with the terms of this Agreement, the Master Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's good faith determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders, provided, however, that the Master Servicer shall not make or permit any modification, waiver, or amendment of any Mortgage Loan which would cause the REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Master Servicer, the Trustee and the Trust Administrator shall furnish the Master Servicer with limited powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement.

      Notwithstanding anything to the contrary contained herein, the Master Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans similar to the Mortgage Loans and giving due consideration to the Certificateholders' reliance on the Master Servicer.

      (f) On and after such time as the Trust Administrator receives the written resignation of, or notice of the removal of, the Master Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 6.04, after receipt by the Trust Administrator of the Opinion of Counsel required pursuant to Section 6.04, the Trust Administrator or its designee shall assume all of the rights and obligations of the Master Servicer, subject to Section 7.02. The Master Servicer shall, upon request of the Trust Administrator but at the expense of the Master Servicer, deliver to the Trust Administrator all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Master Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party which may include reasonable on site access to the computer systems, electronic files and personnel of the Master Servicer during normal business hours.

      (g) The Master Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Master Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Master Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Master Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Master Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Master Servicer shall provide the

            Trust Administrator (upon its reasonable request) with copies of any such insurance policies and fidelity bond. The Master Servicer shall be deemed to have complied with this provision if an Affiliate of the Master Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Master Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trust Administrator. The Master Servicer shall also cause each subservicer to maintain a comparable policy of insurance covering errors and omissions and a fidelity bond meeting such requirements.

Section 3.02 Collection of Certain Mortgage Loan Payments. (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Master Servicer may in its discretion (i) waive any prepayment penalty or late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; provided that such arrangement is consistent with the Master Servicer's policies with respect to the mortgage loans it owns or services.

      (b) If a Deposit Event has occurred, the Master Servicer shall establish and maintain a separate trust account (the "Collection Account") titled "Bank One, N.A., as Trust Administrator, of American General Mortgage Loan Trust 2003-1, Collection Account." The Collection Account shall be an Eligible Account with an independent financial institution. No later than 12:00 noon New York time one Business Day prior to each Distribution Date (unless a Deposit Event has occurred), the Master Servicer shall deposit into the Distribution Account (or, if a Deposit Event has occurred, the Master Servicer shall deposit into the Collection Account , within two Business Days following receipt thereof) the following payments and collections received or made by it with respect to each Mortgage Loan (without duplication):

            (i) all payments received on or after the Cut-Off Date on account of principal on the Mortgage Loans and all Principal Prepayments and Curtailments collected on and after the Cut-Off Date;

            (ii) all payments received on or after the Cut-Off Date on account of interest on the Mortgage Loans;

            (iii) all Net Liquidation Proceeds net of related Foreclosure
                  Profits;

            (iv)  all Insurance Proceeds;

            (v) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.02, 2.04 and 2.06;

            (vi)  all Released Mortgaged Property Proceeds; and

            (vii) any amount required to be deposited in the Accounts pursuant to Sections 3.06 or 4.05(e);

      provided, however, that with respect to each Due Period, the Master Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Due Period. The foregoing requirements respecting deposits to the Accounts are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not deposit in the Accounts amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties payable by Mortgagors, prepayment charges or amounts received by the Master Servicer for the accounts of Mortgagors for application toward the payment of taxes, insurance premiums, assessments and similar items.

      (c) All funds in the Collection Account shall be invested as provided in Section 4.05.

Section 3.03 Withdrawals from the Collection Account. The Trust Administrator shall withdraw or cause to be withdrawn funds from the Collection Account for the following purposes:

            (i) one Business Day prior to each Distribution Date, to deposit the portion of Available Funds then in the Collection Account to the Distribution Account;

            (ii) to reimburse the Master Servicer for any accrued and unpaid Servicing Fees;

            (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

            (iv) subject to Section 4.05 hereof, to make investments in Eligible Investments and to pay to the Master Servicer interest earned in respect of Eligible Investments or on funds deposited in the Collection Account;

            (v) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein or were deposited therein in error and to pay such funds to the appropriate Person after written notice of such error is received and verified by the Trust Administrator;

            (vi) to pay the Master Servicer servicing compensation pursuant to Section 3.08 to the extent not retained or paid pursuant to Section 3.02(b);

            (vii) to withdraw funds necessary for the conservation, operation, management, maintenance and disposition of REO Property pursuant to Section 3.06 to the extent not advanced by the Master Servicer; and

           (viii) to clear and terminate the Collection Account upon the termination of this Agreement and to pay any amounts remaining therein to the Transferor.

Section 3.04 Maintenance of Hazard Insurance; Property Protection Expenses. The Master Servicer shall cause to be maintained for each Mortgage Loan a blanket policy providing fire and hazard insurance naming the Master Servicer or any subservicer as loss payee thereunder providing coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing each Mortgage Loan from time to time and (ii) the Principal Balance owing on each Mortgage Loan. The Master Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property and (ii) the Principal Balance owing on such Mortgage Loan. Amounts collected by the Master Servicer under any such policies in connection with the Mortgage Loans, together with the deductible amounts which are applicable pursuant to the terms of such policy, shall be deposited in the Collection Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property (including any property acquired upon foreclosure by deed in lieu of foreclosure) is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance to the extent such flood insurance is available and the Master Servicer has determined such insurance to be necessary in accordance with accepted second mortgage loan servicing standards. All flood insurance shall be in amounts equal to the lesser of (i) the Principal Balance owing on the Mortgage Loan and (ii) the maximum amount of insurance available under the National Flood Insurance Act of 1968.

Section 3.05 Maintenance of Mortgage Impairment Insurance. In the event that the Master Servicer shall obtain and maintain a blanket policy consistent with prudent industry standards with an insurer having a General Policy rating of A.VIII or better in Best's Key Rating Guide, insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Master Servicer or its designee as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 3.04, the Master Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 3.04, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.04, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 3.04 and the amount paid under such blanket policy. Upon the request of the Trust Administrator, the Master Servicer shall cause to be delivered to the Trust Administrator, as the case may be, a certified true copy of such policy.

In connection with its activities as administrator and Master Servicer of the Mortgage Loans, the Master Servicer agrees to prepare and present, on behalf of itself, the Trust Administrator and Certificateholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

Section 3.06 Management and Realization Upon Defaulted Mortgage Loans. The Master Servicer shall have the discretion to sell, modify or foreclose on a defaulted Mortgage Loan, consistent with the servicing standard in Section
3.01 hereof, provided that the course of action so chosen is likely, in the Master Servicer's judgment, to result in the greatest recovery of value to the Certificateholders (i.e., receipt of Liquidation Proceeds) on a net present value basis. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale.

      Should the Master Servicer attempt to sell a defaulted Mortgage Loan (based on its view that such sale will result in the recovery of greatest value), but receives no acceptable bid or offer from a third party for a price deemed by the Master Servicer (in its sole judgment) to approximate or exceed such Mortgage Loan's current fair value, the Master Servicer may elect at its sole discretion to terminate or suspend its efforts to sell such defaulted Mortgage Loan, and instead choose to modify the Mortgage Loan in accordance with Section 3.01(e) hereof or foreclose upon the defaulted Mortgage Loan as described herein. However, a suspension of efforts to sell a defaulted Mortgage Loan shall not prevent the Master Servicer from resuming its solicitation of bids from third parties to purchase such Mortgage Loan at a later date if, in the Master Servicer's judgment, a sale at that time is expected to lead to the maximization of Liquidation Proceeds.

      The Master Servicer shall, either itself or through an agent selected by the Master Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Master Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Master Servicer deems to be in the best interest of the Certificateholders.

      If a Deposit Event has occurred, the Master Servicer shall cause to be deposited, within two Business Days of receipt thereof or if a Deposit Event has not occurred, the Master Servicer shall cause to be deposited one Business Day prior to the related Distribution Date, in the Collection Account, all revenues received with respect to the related REO Property and shall retain, or cause the Trust Administrator to withdraw therefrom, funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Master Servicer.

      The disposition of REO Property shall be carried out by the Master Servicer for cash at such price, and upon such terms and conditions, as the Master Servicer deems to be in the best interest of the Certificateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The cash proceeds of sale of the REO Property shall be promptly deposited in the

Collection Account in accordance with Section 3.02, net of Foreclosure Profits and accrued and unpaid Servicing Fees, for distribution to the Certificateholders in accordance with Section 4.01.

      The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding and if such determination cannot be made, the Master Servicer shall deal with such Mortgage Loan in a manner consistent with the servicing standard in Section 3.01 hereof.

      In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trust Administrator or its nominee on behalf of Certificateholders.

      If the Master Servicer has actual knowledge that a Mortgaged Property which the Master Servicer is acquiring in foreclosure or by deed in lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will notify the Trust Administrator prior to acquiring the Mortgaged Property. For the purpose of this Section 3.06, actual knowledge of the Master Servicer means actual knowledge of a Responsible Officer of the Master Servicer involved in the servicing of the relevant Mortgage Loan. Actual knowledge of the Master Servicer does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof.

Section 3.07 Trustee and Trust Administrator to Cooperate. Upon any Principal Prepayment, the Master Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01(e), an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Trust Administrator is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trust Administrator shall, upon request of the Master Servicer and delivery to the Trust Administrator of a Request for Release, in the form attached hereto as Exhibit E, signed by a Responsible Officer, release the related Mortgage File to the Master Servicer, and the Trustee and the Trust Administrator shall execute such documents, in the forms provided by the Master Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such Request for Release shall obligate the Master Servicer to return the Mortgage File to the Trust Administrator when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Responsible Officer similar to that hereinabove specified, the Request for Release shall be released by the Trust Administrator to the Master Servicer.

      In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions hereof, the Trust Administrator shall, if so requested in writing by the Master Servicer, execute an appropriate assignment in the form provided to the Trust Administrator by the Master Servicer to assign such Mortgage Loan for the purpose of collection to the Master Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only) and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured then the assignee for collection shall promptly reassign such Mortgage Loan to the Trust Administrator and return it to the place where the related Mortgage File was being maintained.

Section 3.08 Servicing Compensation; Payment of Certain Expenses by Master Servicer. The Master Servicer shall be entitled to retain the Servicing Fee in accordance with Section 3.02 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of prepayment charges, late payment charges, bad check charges, modification fees or assumption fees or other receipts not required to be deposited in the Collection Account, including, without limitation, Foreclosure Profits and, subject to Section 4.05(e), investment income on the Collection Account shall be retained by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Trust or the Certificateholders) and shall not be entitled to reimbursement therefor except as specifically provided herein.

Section 3.09 Annual Statement as to Compliance. The Master Servicer will deliver to the Trustee and the Trust Administrator, not later than the earlier of (a) 90 days following the end of the Master Servicer's fiscal year ended December 31 or (b) such earlier date as may be necessary to allow it to be included in any filings required to be made by or in connection with the Trust under the Exchange Act, beginning in 2004 (for the fiscal year ending December
2003), an Officer's Certificate stating that (i) to the best knowledge of such person, the Master Servicer has fully complied in all material respects with the provisions of Article III and V, if applicable, (ii) a review of the activities of the Master Servicer during the preceding fiscal year (or such shorter period as is applicable in the case of the first report) and of its performance under this Agreement has been made under such officer's supervision and (iii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its material obligations under this Agreement throughout such fiscal year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Master Servicer shall promptly notify the Depositor, the Trustee, the Trust Administrator and the Rating Agencies upon any change in the basis on which its fiscal year is determined.


         The Master Servicer shall deliver to the Trustee, the Trust Administrator, the Depositor and each of the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which, with the giving of notice or the lapse of time or both, would become an Event of Default.


Section 3.10 Annual Servicing Report. Not later than the earlier of (a) 90 days following the end of the Master Servicer's fiscal year ended December 31 or (b) such earlier date as may be necessary to allow it to be included in any filings required to be made by or in connection with the Trust under the Exchange Act, beginning in 2004 (for the fiscal year ending 2003), the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a letter or letters to the Depositor and the Trust Administrator to the effect that such firm has, with respect to the Master Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

Section 3.11 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Master Servicer shall provide to the Trustee, the Trust Administrator and Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

Section 3.12 Reports of Foreclosures and Abandonments of Mortgaged Properties, Returns Relating to Mortgage Interest Received from Individuals and Returns Relating to Cancellation of Indebtedness. The Master Servicer shall make reports of foreclosures and abandonments of any Mortgaged Property for each year beginning in 2004. The Master Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Master Servicer (i) on behalf of the Trust acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Master Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J, 6050H and 6050P of the Code.

Section 3.13 Enforcement. The Master Servicer shall, consistent with customary servicing procedures, act with respect to the Mortgage Loans in such manner as will maximize the receipt of principal and interest on such Mortgage Loans and Liquidation Proceeds with respect to Liquidated Mortgage Loans. The Master Servicer shall exercise its discretion, consistent with customary servicing procedures and the terms of this Agreement, with respect to the enforcement of defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest with respect thereto, including but not limited to the sale of such Mortgage Loan to a third party, the modification of such Mortgage Loan, or foreclosure upon the related real property and disposition thereof.

Section 3.14 Assumption Agreements. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its right to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Master Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law. The Master Servicer shall to the extent it has knowledge of such conveyance or prospective conveyance, be authorized to enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person shall become liable under the Mortgage Note and, unless prohibited by applicable law, the Mortgagor shall remain liable thereon. The Master Servicer, in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans, is also authorized to enter into a substitution of liability whereby such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall notify the Trust Administrator that any such substitution or assumption agreement has been completed by forwarding to the Trust Administrator the original of such substitution or assumption agreement, which original shall be added by the Trust Administrator to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section, the Master Servicer shall not change the Loan Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount, extend the final maturity date on such Mortgage Loan or otherwise modify the Mortgage Loan in such a manner as to constitute a "significant modification" under the Code or cause the REMIC created hereunder to fail to qualify as a REMIC under the Code. Any fee collected by the Master Servicer for consenting to such conveyance or entering into such modification shall be retained by or paid to the Master Servicer as additional servicing compensation.

      Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

Section 3.15 Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Master Servicer shall not be required to maintain records relating to payment of taxes or insurance (including hazard insurance).

Section 3.16 Optional Purchase of Defaulted Mortgage Loans. The Master Servicer, in its sole discretion, shall have the right, but not an obligation to elect (by written notice sent to the Trust

Administrator) to purchase for its own account from the Trust any Mortgage Loan which is 90 days or more past due in the manner and at the price specified in Section 2.02. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the appropriate Account. The Trust Administrator, upon written notice of the receipt of such deposit, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and the Trustee or the Trust Administrator shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trust's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trust Administrator, the Trustee or the Certificateholders with respect thereto.

Section 3.17 Acquisition by Trust of Defaulted Mortgage Loans. In the event that the Trust acquires any Mortgage Property in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgage Property prior to three years after its acquisition by the Trust unless the Trust Administrator shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgage Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of the REMIC hereunder as defined in section 860F of the Code or cause the REMIC hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding, in which case the Trust may continue to hold such Mortgage Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgage Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgage Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgage Property under Section 860G of the Code or otherwise, unless the Master Services has agreed to indemnify the Trust with respect to the imposition of any such taxes.

                                  Article IV.

                Payments and Statements to Certificateholders;
                         Rights of Certificateholders

Section 4.01 Distributions. (a) (i) On each Distribution Date, from Available Funds to the extent of the Interest Remittance Amount, the Class Monthly Interest Distribution Amount for each Class of Certificates will be distributed by the Trust Administrator to the Class A, Class M-1 and Class M-2 Certificates sequentially, in that order. Distribution of interest among the Class A-1, Class A-2 and Class A-3 Certificates will be pro rata based on the related Class Monthly Accrued Interest.

            (ii) On each Distribution Date, from Available Funds after payment of the Class Monthly Interest Distribution Amount for each Class of Certificates to the extent of the Principal Distribution Amount, principal will be distributed by the Trust Administrator to the holders of Offered Certificates then entitled to distributions of principal in the following order of priority:

             1) sequentially, to the Class A-1, Class A-2 and Class A-3
                Certificateholders, in that order, until the respective Class Principal Balance of each Class is reduced to zero, the lesser of (a) the excess of Available Funds over the aggregate Class Monthly Interest Distribution Amount for each Class of Certificates and (b) the Class A Principal Distribution;

             2) to the Class M-1 Certificateholders until the Class Principal
                Balance of such Class is reduced to zero, the lesser of (a) the excess of Available Funds over the aggregate Class Monthly Interest Distribution Amount for each Class of Certificates and the Class A Principal Distribution and (b) the Class M-1 Principal Distribution;

             3) to the Class M-2 Certificateholders until the Class Principal
                Balance of such Class is reduced to zero, the lesser of (a) the excess of Available Funds over the aggregate Class Monthly Interest Distribution Amount for each Class of Certificates, the Class A Principal Distribution and the Class M-1 Principal Distribution and (b) the Class M-2 Principal Distribution; and

             4) any remaining amount to be distributed as described under
                Remaining Excess Spread pursuant to clause (iii) below.

           (iii) On each Distribution Date the Trust Administrator shall withdraw from the Distribution Account the Remaining Excess Spread and distribute it in the following order of priority:

             1) sequentially, to the Class A-1, Class A-2, Class A-3, Class
                M-1 and Class M-2 Certificateholders, in that order, up to any Realized Losses allocated to the related Class of Certificates;

             2) sequentially, to the Class A-1, Class A-2, Class A-3, Class
                M-1 and Class M-2 Certificateholders, in that order, the related Non-Collectible Interest Shortfalls along with interest thereon at the related Certificate Rate;

             3) to make payments, first to the Net WAC Carryover Reserve Fund to pay to the Class A-1 Certificates the amount of any Net WAC Carryover, and second to maintain a balance in the Net WAC Carryover Reserve Fund equal to the Net WAC Carryover Reserve Fund Deposit;

             4) to the Master Servicer for reimbursement of any advances made by the Master Servicer in connection with acquiring insurance on the mortgage loans; and

             5) to the Class R Certificateholders, the balance.

      b) Method of Distribution. The Trust Administrator shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution), in the case of Certificateholders, by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or, upon written request by a Certificateholder delivered to the Trust Administrator at least five Business Days prior to such Record Date, by wire transfer to an account with a banking or financial institution in the United States. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

      (c) Distributions on Book-Entry Certificates. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Trust Administrator, the Paying Agent, the Certificate Registrar, the Seller, the Master Servicer or the Depositor shall have any responsibility therefor except as otherwise provided by applicable law.

Section 4.02 Allocation of Losses. (a) Realized Losses on the Mortgage Loans with respect to any Distribution Date shall be allocated by the Trust Administrator to the Classes of Certificates as follows: any Realized Loss shall be allocated first, from Remaining Excess Spread for that Distribution Date; second, by a reduction in the Overcollateralization Amount until reduced to zero; third, to the Class M-2 Certificates until the Class Principal Balance thereof is reduced to zero; fourth, to the Class M-1 Certificates until the Class Principal Balance thereof is reduced to zero; and fifth, to each Class of Class A Certificates on a pro rata basis.

      (b) On each Distribution Date, if the aggregate Class Principal Balance of all Certificates exceeds the aggregate Principal Balance of the Mortgage Loans (after giving effect to distributions of principal and the allocation of all losses to such Certificates on such Distribution Date), such excess will be deemed a principal loss and shall be allocated by the Trust Administrator to each Class of Certificates then outstanding in the order described in clause (a) above.

      (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Principal Balance of a Class of Certificates pursuant to this Section 4.02 shall be allocated by the Trust Administrator among the Certificates of such Class in proportion to their respective Certificate Principal Balances.

      (d) Any allocation by the Trust Administrator of Realized Losses to a Certificate or any reduction in the Certificate Principal Balance of a Certificate pursuant to Section 4.02(b) shall be accomplished by reducing the Certificate Principal Balance thereof, immediately following the distributions made on the related Distribution Date. No Class of Certificate shall be allocated losses pursuant to this
            Section in excess of its then outstanding Class Principal Balance. An allocation of a Realized Loss on a "pro rata basis" among two or more Classes of Certificates means an allocation to each of those Classes of Certificates on the basis of their then outstanding Class Principal Balances, prior to giving effect to distributions to be made on that Distribution Date, in the case of an allocation of the principal portion of a Realized Loss, or based on the Class Monthly Accrued Interest thereon in respect of that Distribution Date in the case of allocation of the interest portion of a Realized Loss.

Section 4.03 Statements. (a) Not later than 12:00 noon, New York time, on each Determination Date, the Master Servicer shall deliver to the Trust Administrator a monthly report (the "Monthly Report") in a form and format mutually agreeable to the Master Servicer and the Trust Administrator containing the information set forth in Exhibit C hereto as to each Mortgage Loan as of the end of the preceding Due Period and such other information as the Trust Administrator shall reasonably require, including, without limitation, all information necessary to enable the Trust Administrator to make the payments required by Section 4.01(a). Each Monthly Report shall be an Officer's Certificate. On the Business Day preceding the Distribution Date, the Trust Administrator shall make available to the Master Servicer and the Depositor, by telecopy, with a hard copy thereof to be delivered on such Distribution Date, a statement (the "Trust Administrator's Remittance Report") containing the information set forth below with respect to such Distribution
Date:

            (i) The Available Funds, the Net WAC Cap and, for the Class A-1 Certificates, the Certificate Rate for the related Distribution Date;

            (ii) The Class Principal Balance, the Pool Principal Balance as reported in the prior Trust Administrator's Remittance Report or, in the case of the first Determination Date, the Original Class Certificate Principal Balance of each Class and the Cut-Off Date Pool Principal Balance;

            (iii) The aggregate amount of collections received on the Mortgage
                  Loans during the related Due Period, separately stating the amounts received in respect of principal and interest;

            (iv) The number and Principal Balances of all Mortgage Loans that were the subject of Principal Prepayments during the related Due Period;

            (v) The amount of all Curtailments that were received during the Due Period;

            (vi) The principal portion of all Monthly Payments received during the Due Period;

            (vii) The interest portion of all Monthly Payments received on the
                  Mortgage Loans during the Due Period;

           (viii) The amount required to be paid by the Originators or the Seller (reported separately) pursuant to Sections 2.02, 2.04 or 2.06;

            (ix) The Class A Principal Distribution, the Class M-1 Principal Distribution and Class M-2 Principal Distribution for the related Distribution Date, the portion thereof to be distributed on each Class of Certificates then entitled to distributions of principal and the Class Monthly Interest Distribution Amount for the related Distribution Date to be distributed on each Class of Certificates;

            (x) The amount, if any, of any Net WAC Carryover and the Outstanding Class Interest Carryover Shortfall for each Class after giving effect to the distributions to be made on the related Distribution Date;

            (xi) The Class Principal Balance of each Class after giving effect to the distributions to be made on the related Distribution Date;

            (xii) The weighted average remaining term to maturity of the
                  Mortgage Loans and the weighted average Loan Rate;

           (xiii) The Servicing Fee to be paid to the Master Servicer;

            (xiv) The amount of all payments or reimbursements to the Master
                  Servicer pursuant to Section 3.03;

            (xv) The Overcollateralization Amount, the Overcollateralization Deficiency, the Overcollateralization Release Amount, the Target Overcollateralization Amount and the Remaining Excess Spread for such Distribution Date;

            (xvi) The number of Mortgage Loans outstanding at the beginning and at the end of the related Due Period;

           (xvii) The Pool Principal Balance as of the end of the Due Period related to such Distribution Date;

          (xviii) The number and aggregate Principal Balance of Mortgage
                  Loans (w) as to which the Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively,
                  (x) that have become REO Properties, in each case as of the end of the related Due Period, (y) that are in foreclosure and (z) the Mortgagor of which is the subject of any bankruptcy or insolvency proceeding;

            (xix) The unpaid Principal Balance of all Mortgage Loans that became Liquidated Mortgage Loans during such Due Period;

            (xx)  The Net Liquidation Proceeds received during such Due
                  Period;

            (xxi) The book value (within the meaning of 12 C.F.R. ss. 571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

           (xxii) Whether a Trigger Event has occurred or is continuing;

          (xxiii) Such other information as is required by the Code and regulations thereunder to be made available to Holders of the Regular Certificates;

           (xxiv) For so long as AGFC is the Master Servicer, the Rating Agencies ratings of the long-term unsecured debt of the Master Servicer;

            (xxv) The amount of Prepayment Interest Shortfalls for the Due
                  Period;

           (xxvi) The 60+ Delinquency Percentage (Rolling Three Month) as of such Distribution Date; and

          (xxvii) The number and aggregate Principal Balance of all Mortgage
                  Loans purchased by the Master Servicer pursuant to Section
                  3.16 for (i) the related Due Period and (ii) for all Due Periods since the Cut-Off Date.

      The Trust Administrator shall make available such report concurrently with each distribution to the Certificateholders and the Rating Agencies on the related Distribution Date. The Trust Administrator may fully rely upon and shall have no liability with respect to information provided by the Master Servicer.


      In the case of information furnished pursuant to subclauses (ii), (ix),
(x) and (xi) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-Off Date.

      (b) Within a reasonable period of time after the end of each calendar year, the Trust Administrator shall furnish to each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclause (xxiii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trust

            Administrator to Certificateholders pursuant to any requirements of the Code as are in force from time to time.


      (c) Within a reasonable period of time after the end of each calendar year, the Trust Administrator shall deliver to each Person who at any time during the calendar year was a Transferor, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Transferor. Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Certificateholders by the Trust Administrator pursuant to any requirements of the Code as from time to time in force.


Section 4.04 Distribution Account. The Trust Administrator shall establish a separate trust account (the "Distribution Account") titled "Bank One, N.A., as Trust Administrator, of American General Mortgage Loan Trust 2003-1 Distribution Account." The Distribution Account shall be an Eligible Account. The Trust Administrator shall deposit amounts representing payments on and any collections in respect of the Mortgage Loans received by it, if any, immediately following receipt thereof, including, without limitation, all amounts withdrawn from the Collection Account pursuant to Section 3.03 for deposit to the Distribution Account as well as any amounts to be deposited into the Net WAC Carryover Reserve Fund pursuant to Section 4.06. Amounts on deposit in the Distribution Account shall be held uninvested.

Section 4.05 Investment of Accounts. (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Collection Account held by or in the name of the Trust Administrator shall be invested and reinvested by the Trust Administrator, as directed in writing by the Master Servicer, in one or more Eligible Investments bearing interest or sold at a discount; such direction to be signed by a Responsible Officer. If an Event of Default shall have occurred and be continuing or if the Master Servicer does not provide investment directions, the Trust Administrator shall invest the Collection Account in Eligible Investments described in paragraphs (v) or (vi) of the definition of Eligible Investments. No such investment in the Collection Account shall mature later than the Business Day immediately preceding the next Distribution Date.

      (b) If any amounts are needed for disbursement from the Collection Account held by the Trust Administrator and sufficient uninvested funds are not available to make such disbursement, the Trust Administrator shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No liquidation of amounts of investments in the Collection Account will be required prior to maturity unless the proceeds are needed for disbursements.

      (c) The Trust Administrator shall not in any way be held liable for the selection of Eligible Investments to be purchased or sold pursuant to this Section 4.05 or by reason of any investment loss or charge or any insufficiency in the Collection Account held by or in the name of the Trust Administrator resulting from any investment loss on any Eligible Investment included therein unless the Trust Administrator's failure to perform in accordance with this Section
            4.05 is the cause of such loss or charge except to the extent that the Trust Administrator is the obligor and has defaulted thereon. The Trust Administrator shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Master Servicer to provide timely written investment direction.

      (d) The Trust Administrator shall invest and reinvest funds in the Collection Account held by or in the name of the Trust Administrator, to the fullest extent practicable, in such manner as the Master Servicer shall from time to time direct as set forth in Section 4.05(a), but only in one or more Eligible Investments.

      (e) So long as no Event of Default shall have occurred and be continuing, all net income and gain realized from investment of, and all realized earnings on, funds deposited in the Collection Account shall be for the benefit of the Master Servicer as servicing compensation (in addition to the Servicing Fee), and shall be subject to withdrawal on or before the first Business Day of the month following the month in which such income or gain is received. The Master Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss from its own funds, without any right to reimbursement therefor.

Section 4.06 Distribution of Net WAC Carryover; Net WAC Carryover Reserve
Fund.

      (a) On the Closing Date, the Trust Administrator shall establish and maintain in its name, in trust for the benefit of Class A-1 Certificates, the Net WAC Carryover Reserve Fund. In addition, on the Closing Date, the Trust Administrator shall deposit into the Net WAC Carryover Reserve Fund the Net WAC Carryover Reserve Fund Deposit. On each Distribution Date, the Trust Administrator shall transfer from the Distribution Account to the Net WAC Carryover Reserve Fund the amounts specified pursuant to Section 4.01(a)(iii)(3). On each Distribution Date, to the extent required, the Trust Administrator shall make withdrawals from the Net WAC Carryover Reserve Fund and use the amounts in the Net WAC Carryover Reserve Fund to make distributions to the Class A-1 Certificates, in an amount equal to the amount of any Net WAC Carryover on such Certificate, unless the Principal Balance of the Class A-1 Certificates has been reduced to zero. Any such amounts transferred shall be treated for federal tax purposes as amounts distributed by the REMIC to the Class R Certificateholders as transferee thereof. On each Distribution Date, to the extent that the balance of deposits in the Net WAC Carryover Reserve Fund is in excess of $5,000 after the distributions described in the second preceding sentence, the Trust Administrator shall, based upon the information provided by the Master Servicer, withdraw from the Net WAC Carryover Reserve Fund (to the extent of funds available on deposit therein) such amounts in excess of $5,000, if any, and distribute them to the holder of the Net WAC Carryover Reserve Fund Residual Right.

      (b) The Net WAC Carryover Reserve Fund shall be an Eligible Account. Amounts held in the Net WAC Carryover Reserve Fund from time to time shall continue to constitute assets of the Trust, but not of the REMIC, until released from the Net WAC Carryover Reserve Fund pursuant to this Section
4.06. The Net WAC Carryover Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of the REMIC. The Class R Certificateholders shall be the owners of the Net WAC Carryover Reserve Fund, and for all federal tax purposes, amounts transferred by the REMIC to the Net WAC Carryover Reserve Fund shall be treated as amounts distributed by the REMIC to the Class R Certificateholders. The Trust Administrator shall keep records that accurately reflect the funds on deposit in the Net WAC Carryover Reserve Fund. The Trust Administrator shall, at the direction of the Master Servicer, invest amounts on deposit in the Net WAC Carryover Reserve Fund in Eligible Investments. In the absence of written direction to the Trust Administrator from the Master Servicer, all funds in the Net WAC Carryover Reserve Fund shall remain uninvested. On each Distribution Date, the Trust Administrator shall distribute any interest on the Net WAC Carryover Reserve Fund to the holder of the Net WAC Carryover Reserve Fund Residual Right.

      (c) The holder of the Net WAC Carryover Reserve Fund Residual Right with respect to the Net WAC Carryover Reserve Fund shall initially be the Seller as holder of the Class R Certificates, and such Net WAC Carryover Reserve Fund Residual Right shall at all times be owned by and allocated to Class R Certificateholders on a pro rata basis. So long as the Seller is the holder of the Class R Certificates, any amounts payable pursuant to this Section 4.06 shall be payable to the Seller. In the event of a transfer of the ownership in any of the Class R Certificates by the Seller, the Net WAC Carryover Reserve Fund Residual Right will be transferred along with such Class R Certificates.

                                  Article V.

                               The Certificates

Section 5.01 The Certificates. The Class A Certificates shall be substantially in the form set forth in Exhibit A-1 hereto, and shall, on original issue, be executed, authenticated and delivered by the Trust Administrator on behalf of the Trust to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust. The Class A Certificates shall be initially evidenced by one or more certificates representing a fraction of the Original Class Certificate Principal Balances with respect thereto and shall be held in minimum dollar denominations of $25,000 and dollar multiples in excess thereof, except that one Certificate may be in a different denomination so that the sum of the denominations of all outstanding Certificates shall equal the Original Class Certificate Principal Balance. The Class M Certificates shall be substantially in the form set forth in Exhibit A-2 hereto, and shall, on original issue, be executed, authenticated and delivered by the Trust Administrator on behalf of the Trust to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust. The Class M Certificates shall be initially evidenced by one or more certificates representing a fraction of the Original Class Certificate Principal Balance and shall be held in minimum dollar denominations of $25,000 and dollar multiples in excess thereof, except that one Certificate may be in a different denomination so that the sum of the denominations of all outstanding Certificates shall equal the aggregate Class Original Certificate Principal Balances of the Class M Certificates. The Class R Certificates shall be substantially in the form set forth in Exhibit A-3 hereto, and shall, on original issue, be executed, authenticated and delivered by the Trust Administrator on behalf of the Trust to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust. The Class R Certificates shall be initially evidenced by a certificate representing the entire percentage interest of that Class as may be required in order to satisfy the requirements of the Tax Matters Person.

      The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trust Administrator by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust Administrator shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by a Responsible Officer of the Trust Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 5.02(c), the Regular Certificates shall be Book-Entry Certificates. The Transferor Interest shall not be a Book-Entry Certificate.


Section 5.02 Registration of Transfer and Exchange of Certificates. (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trust Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.


      Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph, the Trust Administrator on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest, subject, with respect of a Class R Certificate, to the satisfaction of the conditions set forth in paragraph (e) below.

      At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute on behalf of the Trust and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trust Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

      (b) Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trust Administrator except to another Depository or its nominee; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trust Administrator shall deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trust Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct and indirect participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trust Administrator and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

      All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

      (c) If (i) (x) the Depository or the Depositor advises the Trust Administrator in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trust Administrator or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, with the consent of the Trust Administrator, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, the Certificate Owners of each Class of

            Regular Certificates representing Percentage Interests aggregating not less than 51% advises the Trust Administrator and Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners, upon surrender to the Certificate Registrar of each Class of Regular Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trust Administrator shall, at the Depositor's expense, in the case of (ii) above, or the Seller's expense, in the case of (i) and (iii) above, execute on behalf of the Trust and authenticate the Definitive Certificates. Neither the Depositor nor the Trust Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Trust Administrator, the Certificate Registrar, the Master Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

      (d) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (e) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trust Administrator of any change or impending change in its status as a Permitted Transferee.

            (ii) No Ownership Interest in a Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trust Administrator shall not register the Transfer of any Class R Certificate unless the Trust Administrator shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.


            (iii) Each Person holding or acquiring any Ownership Interest in a
                  Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class R Certificate,
                  (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and
                  (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such

                  Person is not a Permitted Transferee as evidenced by its delivery of a Certificate in the form of Exhibit J-1 at the time of any such Transfer.


            (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.02(e) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 5.02(e), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trust Administrator shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(e) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit. The Trust Administrator shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trust Administrator shall be paid and delivered by the Trust Administrator to the last preceding Permitted Transferee of such Certificate.

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trust Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.


            (vi) No transfer, sale, pledge or other disposition of a Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with the Securities Act and such laws. In the event that a transfer of a Class R Certificate is to be made either (a)(1) the Trust Administrator shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and any applicable state securities laws or is being made pursuant to the Securities Act and any applicable state securities laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Depositor or the Master Servicer; provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any Affiliate thereof and (2) the Trust Administrator shall require the transferee to execute a representation letter, substantially in the form of Exhibit M hereto, and the Trust Administrator shall require the transferor to execute a representation letter, substantially in the form of Exhibit J-2 hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trust Administrator certifying to the Depositor and the Trust Administrator the facts surrounding such transfer, which representation letters shall not be an expense of the Trust Administrator, the Depositor or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Depositor or any Affiliate thereof or (b) the prospective transferee of such a Certificate shall be required to provide the Trust Administrator, the Depositor and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto (or such other form as the Depositor in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trust Administrator, the Depositor or the Master Servicer, and which investment letter states that, among other things, such transferee (1) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (2) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trust Administrator, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

            (vii) No transfer of a Class R Certificate shall be made unless the Trust Administrator shall have (a) received a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator and the Depositor (such requirement is satisfied only by the Trust Administrator's receipt of a representation letter from the transferee substantially in the form of Exhibit M hereto), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or materially similar provisions of applicable federal, state or local law, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, or (b) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee and the Trust Administrator that such transfer will not result in a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or similar law and will not subject the Trustee or the Trust Administrator to any obligation in addition to these undertaken in the Pooling and Servicing Agreement.


      The restrictions on Transfers of a Class R Certificate set forth in this
Section 5.02(e) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trust Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust, the Trustee, the Trust Administrator, the Seller or the Master Servicer, to the effect that the elimination of such restrictions will not cause the Trust hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Class R

Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trust Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class R Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

      All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trust Administrator and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trust Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute on behalf of the Trust, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section 5.03, the Trust Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Trust Administrator and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Master Servicer, the Depositor, the Trustee, the Trust Administrator, the Certificate Registrar, any Paying Agent and any agent of the Master Servicer, the Depositor, the Certificate Registrar, any Paying Agent or the Trust Administrator may (subject to Section 4.01(c)) treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Master Servicer, the Trust, the Trustee, the Trust Administrator, the Depositor, the Certificate Registrar, the Paying Agent nor any agent of any of them shall be affected by notice to the contrary.

Section 5.05 Appointment of Paying Agent. (a) The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to
Section 4.01 and shall report the amounts of such distributions to the Trust Administrator. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Distribution Account pursuant to Section 4.01 and for the purpose of making the distributions referred to in Section 4.01 and
(ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trust Administrator. The Trust Administrator may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor.

      (b) The Trust Administrator shall cause the Paying Agent (if other than the Trust Administrator) to execute and deliver to the Trust Administrator an instrument in which such Paying Agent shall agree with the Trust Administrator that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

                                  Article VI.

              The Seller, the Master Servicer and the Depositor

Section 6.01 Liability of the Seller, the Master Servicer and the Depositor. The Seller and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller or the Master Servicer, as the case may be, herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken herein by the Depositor.

Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the Seller, the Master Servicer or the Depositor. Any Person into which the Seller, the Master Servicer or the Depositor may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Seller, the Master Servicer or the Depositor shall be a party, or any Person succeeding to the business of the Seller, the Master Servicer or the Depositor, shall be the successor of the Seller, the Master Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Master Servicer shall satisfy all the requirements of Section 7.02 with respect to the qualifications of a successor Master Servicer.

Section 6.03 Limitation on Liability of the Master Servicer and Others. Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Master Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties of the Master

Servicer or by reason of its reckless disregard of its obligations and duties of the Master Servicer hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Master Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust. The Master Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Master Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Master Servicer solely in its capacity as Master Servicer hereunder and in no other capacities.

Section 6.04 Master Servicer Not to Resign. Subject to the provisions of
Section 6.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor Master Servicer to the Trust Administrator in writing and such proposed successor Master Servicer is reasonably acceptable to the Trust Administrator and the Trustee; and (b) each Rating Agency shall have delivered a letter to the Trust Administrator prior to the appointment of the successor Master Servicer stating that the proposed appointment of such successor Master Servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Regular Certificates; provided, however, that no such resignation by the Master Servicer shall become effective until such successor Master Servicer or, in the case of (i) above, the Trust Administrator shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Trust Administrator shall have designated a successor Master Servicer in accordance with Section 7.02. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Master Servicer. Any such determination permitting the resignation of the Master Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trust Administrator.

Section 6.05 Delegation of Duties. In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04. The Master Servicer shall provide the Trust Administrator and the Trustee with written notice prior to the delegation of any of its duties to any Person or any of the Master Servicer's Affiliates or their respective successors and assigns (other than in the case of Section 3.01).

Section 6.06 Indemnification by the Master Servicer and the Seller. The Master Servicer shall indemnify and hold harmless the Trust, the Trustee and the Trust Administrator and their officers, directors, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of its activities in servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable fees of counsel of its selection and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Master Servicer's misfeasance, bad faith or gross negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this
Section 6.06 shall survive termination of the Agreement or the earlier of the resignation or removal of the Trustee or Trust Administrator as applicable.

Notwithstanding anything to the contrary contained herein, the Seller (i) agrees to be liable directly to the injured party for the entire amount and
(ii) shall indemnify and hold harmless the Master Servicer, the Trust, the Trust Administrator and the Trustee from and against any loss, liability, expense, damage, claim or injury (including, without limitation, any prohibited transactions tax imposed on the Trust, but excluding any loss, liability, expense, damage, claim or injury attributable to a holder of an Offered Certificate in the capacity as an investor in such Certificates as a result of defaults on the Mortgage Loans) arising out of or based on the retention of the Mortgage Loans and Mortgage Files pursuant to this Agreement. In addition, The Seller covenants and agrees to indemnify the Trustee, the Trust Administrator and their respective officers, directors, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, damages, claims or expenses incurred in connection with any legal action relating to this Agreement, the Certificates or incurred in connection with the administration of the Trust, other than with respect to a party, any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of such party in the performance of its duties hereunder or by reason of such party's reckless disregard of obligations and duties hereunder. The Trustee, the Trust Administrator and any director, officer, employee or agent of either shall be indemnified, to the extent not paid by the Seller pursuant to this Section 6.06, by the Trust and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee or the Trust Administrator, in the ordinary course of the either parties' performance in accordance with the provisions of this Agreement) incurred by


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the Trustee or the Trust Administrator arising out of or in connection with the acceptance or administration of their duties under this Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance by the Trustee or the Trust Administrator of their duties under this Agreement or by reason of the reckless disregard of the Trustee's or Trust Administrator's obligations and duties under this Agreement. This section shall survive termination of this Agreement or the resignation or removal of any Trustee or Trust Administrator hereunder.

Section 6.07 Reports to the Commission.

      (a) The Trustee, the Trust Administrator and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying the reporting requirements under the Exchange Act. Without limiting the generality of the foregoing, the Trust Administrator shall prepare on behalf of the Trust any monthly Current Reports on Form 8-K (each, a "Monthly Form 8-K") and Annual Reports on Form 10-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder, and the Trust Administrator shall sign (other than any Annual Reports on Form 10-K) and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Trust. The Master Servicer shall sign any Annual Reports on Form 10-K.


      (b) Each Monthly Form 8-K shall be filed by the Trust Administrator within 15 days after each Distribution Date (commencing on the Distribution Date occurring in June 2003 and ending with the Distribution Date following the filing of the Form 15 Suspension Notification as set forth in Section 6.07(h) hereof), including a copy of the Trust Administrator's Remittance Report for such Distribution Date as an exhibit thereto. Prior to March 30th of each year (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission), the Trust Administrator shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff's interpretations. Such Form 10-K shall include as exhibits the Master Servicer's annual statement of compliance described under Section 3.09 and the accountant's report described under Section 3.10, in each case to the extent they have been timely delivered to the Trust Administrator. If they are not so timely delivered, the Trust Administrator shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Trust Administrator. The Form 10-K shall also include a certification in the form attached hereto as Exhibit L (the "Certification"), which shall be signed by the senior officer of the Master Servicer in charge of servicing.

      (c) The Trust Administrator shall sign a certification (in the form attached hereto as Exhibit K) for the benefit of the Master Servicer and its officers, directors and Affiliates (provided, however, that the Trust Administrator shall not undertake an analysis of the accountant's report attached as an exhibit to the Form 10-K). No later than the 20th day prior to the latest date on which the Form 10-K is permitted to be filed, without regard to



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            extension (or if such day is not a Business Day, the immediately preceding Business Day), the Trust Administrator shall deliver to the Master Servicer (i) such certification and (ii) a completed Form 10-K to be executed by the Master Servicer. No later than the 10th day prior to the latest date on which the Form 10-K is permitted to be filed, without regard to extension (or if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer shall deliver the signed Form 10-K and the signed Certification to be filed to the Trust Administrator. In addition, the Trust Administrator shall indemnify and hold harmless the Master Servicer and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of the Trust Administrator's failure to deliver the certification (in the form attached hereto as Exhibit K) pursuant to this Section 6.07(c) or any inaccuracy in such certification, other than any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of the Master Servicer's breach of its obligations under this Agreement. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer and its officers, directors and Affiliates, then the Trust Administrator shall contribute to the amount paid or payable by the Master Servicer, its officers, directors or Affiliates as a result of the losses, claims, damages or liabilities of the Master Servicer, its officers, directors or Affiliates in such proportion as is appropriate to reflect the relative fault of the Master Servicer and its officers, directors and Affiliates on the one hand and the Trust Administrator on the other.


      (d) The Master Servicer shall indemnify and hold harmless the Trust Administrator and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of the Master Servicer's failure to sign and deliver either the Certification or the Form 10-K within the time frame provided in Section 6.07(c), other than any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of the Trust Administrator's breach of its obligations under this Agreement. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Trust Administrator and its officers, directors and Affiliates, then the Master Servicer shall contribute to the amount paid or payable by the Trust Administrator, its officers, directors or Affiliates as a result of the losses, claims, damages or liabilities of the Trust Administrator, its officers, directors or Affiliates in such proportion as is appropriate to reflect the relative fault of the Trust Administrator and its officers, directors and Affiliates on the one hand and the Master Servicer on the other.

      (e) If the Securities and Exchange Commission issues additional interpretative guidance or promulgates additional rules or regulations, or if other changes in applicable law occur, that would require the reporting arrangements, or the allocation of responsibilities with respect thereto, described in this Section 6.07, to be conducted differently than as described, the Depositor, Master Servicer, Trustee and Trust Administrator will


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            reasonably cooperate to amend the provisions of this Section 6.07 in order to comply with such amended reporting requirements and such amendment of this Section 6.07. Any such amendment shall be made in accordance with the first paragraph of Section 11.01 without further consent of the Certificateholders and without the requirement to deliver (i) notice in writing from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Regular Certificates with respect to which it is a Rating Agency or (ii) an Opinion of Counsel delivered to the Trust Administrator. Such amendment may result in the reduction of the reports filed by the Trust Administrator on behalf of the Trust under the Exchange Act. Notwithstanding the foregoing, none of the Depositor, Master Servicer, Trustee or Trust Administrator shall be obligated to enter into any amendment pursuant to this Section 6.07 that adversely affects its obligations and immunities under this Agreement.

      (f) In filing any Monthly Form 8-K or Form 10-K, the Trust Administrator shall not undertake any analysis of, and shall have no responsibility for, any financial information, accountant's report, certification or other matter contained therein, except for computations performed by the Trust Administrator and reflected in the Trust Administrator's Remittance Report.

      (g) Upon any filing with the Securities and Exchange Commission, the Trust Administrator shall promptly deliver to the Depositor and the Master Servicer a copy of any such executed report, statement or information.

      (h) Prior to January 30 of the first year in which the Trust Administrator is able to do so under applicable law, the Trust Administrator shall file a Form 15 Suspension Notification with respect to the Trust.

                                 Article VII.

                                    Default

Section 7.01 Events of Default. (a) If any one of the following events ("Events of Default") shall occur and be continuing:

            (i) The failure by the Master Servicer to deposit in the Collection Account, if applicable, or the Distribution Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trust Administrator or to the Master Servicer and the Trust Administrator by any holder of a Certificate;

            (ii) The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship,


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                  receivership, readjustment of debt, marshalling of assets
                  and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

            (iii) The Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

            (iv) Any failure by the Master Servicer to duly observe or perform in any material respect any other of its covenants or agreements in this Agreement which, in each case, materially and adversely affects the interests of the Certificateholders and continues unremedied for 30 days after the giving of written notice of the failure to the Master Servicer by the Trust Administrator, or to the Master Servicer and the Trust Administrator by any Certificateholder.

      Then, and in each and every such case, so long as an Event of Default shall not have been remedied within the applicable grace period, in the case of (i), (ii), (iii), (iv) and (v) above, the Trust Administrator shall, at the direction of the Holders of Certificates evidencing Percentage Interests aggregating not less than 51%, of the Voting Rights by notice then given in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as Master Servicer under this Agreement. Any notice given pursuant to this Section to the Master Servicer shall also be given to each Rating Agency and the Depositor. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator pursuant to and under this Section; and, without limitation, the Trust Administrator is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents or otherwise. The Master Servicer agrees to cooperate with the Trust Administrator in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trust Administrator for the administration by it of all cash amounts that shall at the time be held by the Master Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Master Servicer in the Collection Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring servicing hereunder to a successor Master Servicer, including transferring the Mortgage Files to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to


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this Section shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Trust Administrator, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses.

      (b) Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the Voting Rights shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trust Administrator, or exercising any trust or power conferred on the Trust
            Administrator, provided, that:

                 (1) such direction shall not be in conflict with any rule of law or with this Agreement;

                 (2) the Trust Administrator may take any other action deemed proper by the Trust Administrator which is not inconsistent with such direction; and

                 (3) the Trust Administrator shall have the right to decline to follow any such direction if the Trust Administrator in good faith shall, by a Responsible Officer or Officers of the Trust Administrator, determine that the proceeding so directed would involve the Trust Administrator in personal liability.

Section 7.02 Trust Administrator to Act; Appointment of Successor. (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or on or after any resignation pursuant to Section 6.04 (i) provided, that in the case of Section 6.04(i) the Opinion of Counsel required by that Section shall have been received, the Trust Administrator shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Trust Administrator shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trust Administrator is unwilling to act as successor Master Servicer or (ii) if the Trust Administrator is legally unable so to act, the Trust Administrator shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan Master Servicer having a net worth of not less than $50,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the appointment of any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Regular Certificates by the Rating Agencies. Pending appointment of a successor to the Master Servicer hereunder, unless the Trust Administrator is prohibited by law from so acting, the Trust Administrator shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received


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pursuant to Section 3.08 (or such lesser compensation as the Trust
Administrator and such successor shall agree). The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to pay any deductible under an insurance policy pursuant to
Section 3.05 or to indemnify the Trust Administrator pursuant to Section 6.06) nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trust Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      (b) Any successor, including the Trust Administrator, to the Master Servicer as Master Servicer shall during the term of its service as Master Servicer (i) continue to service and administer the Mortgage Loans for the benefit of Certificateholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.06.

Section 7.03 Waiver of Defaults. Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the Voting Rights may, on behalf of all Certificateholders, waive any events permitting removal of the Master Servicer as Master Servicer pursuant to this Article VIII, provided, however, that the Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trust Administrator to the Rating Agencies.

Section 7.04 Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VII or Section 6.04, the Trust Administrator shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and each Rating Agency.

                                 Article VIII.

                                  The Trustee

Section 8.01 Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured or waived) of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and


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

powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not be in the form specified in this Agreement, on its face, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's reasonable satisfaction, the Trustee will provide notice thereof to the Trust Administrator who will, at the expense of the party required to furnish such instrument, which expense shall be reasonable given the scope and nature of the action required, take such further action as determined necessary by the Trust Administrator.

      No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

            (i) prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

            (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

            (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement; and

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

            (iv) the Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with the obligations of the Master Servicer referred to in clauses
                  (i) and (ii) of Section 7.01(a) or of an Event of Default under Sections 7.01(a)(v), of an Assignment Event or of a Deposit Event unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event from the Master Servicer or the Holders of Certificates evidencing Percentage Interests aggregating not less than 51%.

      The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement.

      Subject to the other provisions of this Agreement and without limiting the generality of this Section, the Trustee shall have no duty (A) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust from funds available in the Collection Account or any other source or (B) to confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

Section 8.02 Certain Matters Affecting the Trustee. (a) Except as otherwise provided in Section 8.01:

            (i) the Trustee may request and conclusively rely upon, and shall be fully protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) the Trustee may consult with counsel of its selection and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived) of which a Responsible Officer has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise (unless it is acting as Master Servicer) as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

            (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. Nothing in this clause (v) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

            (vi) the Trustee shall have no responsibility for any act or omission of the Trust Administrator, it being understood and agreed that the Trustee and Trust Administrator are independent contractors and not agents, partners or joint venturers.

            (vii) the Trustee may execute any of the trusts or powers
                  hereunder or perform any duties hereunder either directly or by or through agents, attorneys, nominees or a custodian;

           (viii) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted herein; and

            (ix) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.



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Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans. The
recitals contained herein and in the Certificates shall be taken as the statements of the Seller and the Depositor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Master Servicer or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Master Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon; the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan; the compliance by the Depositor, the Seller or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Master Servicer, any Master Servicer or any Mortgagor; any action of the Master Servicer, or any Master Servicer taken in the name of the Trustee; the failure of the Master Servicer or any Master Servicer to act or perform any duties required of it as a third-party independent contractor of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Master Servicer. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder.

Section 8.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Seller, the Trust Administrator, the Master Servicer or the Depositor and their Affiliates.

Section 8.05 Trust Administrator to Pay Trustee Fees. The Trust Administrator shall pay to the Trustee on each Distribution Date from amounts on deposit in the Distribution Account, an amount equal to the Trustee Fee.

Section 8.06 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, have a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of "Baa3" by Moody's and "BBB" by S&P, and be subject to supervision or examination by federal


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or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

Section 8.07 Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Trust Administrator, the Master Servicer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee by written instrument, copies of which instrument shall be delivered to the resigning Trustee and the successor Trustee; provided, however, that any such successor Trustee shall be subject to the prior written approval of the Master Servicer. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or the Master Servicer may remove the Trustee. If the Depositor or the Master Servicer removes the Trustee under the authority of the immediately preceding sentence, the Depositor or the Master Servicer shall promptly appoint a successor Trustee by written instrument, copies of which instrument shall be delivered to the resigning Trustee and the successor Trustee. If the Master Servicer fails to appoint a successor Trustee within 30 days after the giving of such notice of removal to the Trustee, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

Section 8.08 Successor Trustee. Any successor Trustee appointed as provided in
Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor


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Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Master Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

      No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

      Upon acceptance of appointment by a successor Trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Master Servicer fails to mail such notice within 30 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Master Servicer.

Section 8.09 Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of
Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 8.10 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Master Servicer. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or, in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08. The Master Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.



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      Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

            (iii) the Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of an Event of Default, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor and the Master Servicer.

      Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.



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                                  Article IX.

                            The Trust Administrator

Section 9.01 Duties of Trust Administrator. The Trust Administrator, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, unless it is acting as successor Master Servicer in which case it shall use, when acting in such capacity, the same degree of care and skill required of the Master Servicer hereunder.

      The Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trust Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trust Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not be in the form specified in this Agreement, on its face, the Trust Administrator shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trust Administrator's reasonable satisfaction, the Trust Administrator will provide notice thereof to the Certificateholders and will, at the expense of the party required to furnish such instrument, which expense shall be reasonable given the scope and nature of the action required, take such further action as directed by the Certificateholders.

      No provision of this Agreement shall be construed to relieve the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) prior to the occurrence of an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trust Administrator and, in the absence of bad faith on the part of the Trust Administrator, the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trust Administrator and conforming to the requirements of this Agreement;

            (ii) the Trust Administrator shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trust Administrator, unless it shall be proved


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

                  that the Trust Administrator was negligent in ascertaining or investigating the facts related thereto;

            (iii) the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trust Administrator, or exercising or omitting to exercise any trust or power conferred upon the Trust Administrator, under this Agreement; and

            (iv) the Trust Administrator shall not be charged with knowledge of any failure by the Master Servicer to comply with the obligations of the Master Servicer referred to in clauses
                  (i) and (ii) of Section 7.01(a) or of an Event of Default under Sections 7.01(v) or (vi), of an Assignment Event or of a Deposit Event unless a Responsible Officer of the Trust Administrator obtains actual knowledge of such failure or event or the Trust Administrator receives written notice of such failure or event from the Master Servicer or the Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the Voting Rights.

      The Trust Administrator shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trust Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trust Administrator shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

      Subject to the other provisions of this Agreement and without limiting the generality of this Section, the Trust Administrator shall have no duty (A) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust from funds available in the Collection Account or any other source or (B) to confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trust Administrator pursuant to this Agreement believed by the Trust Administrator to be genuine and to have been signed or presented by the proper party or parties.

Section 9.02 Certain Matters Affecting the Trust Administrator. (a) Except as otherwise provided in Section 9.01:

            (i) the Trust Administrator may request and conclusively rely upon, and shall be fully protected in acting or refraining from acting upon, any resolution, Officer's Certificate,


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

                  certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) the Trust Administrator may consult with counsel of its selection and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) the Trust Administrator shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trust Administrator reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trust Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trust Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trust Administrator of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived) of which a Responsible Officer has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement;

            (iv) the Trust Administrator shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trust Administrator, not reasonably assured to the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trust Administrator may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. Nothing in this clause
                  (v) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

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

            (vi) the Trust Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Trustee or the Master Servicer until such time as the Trust Administrator may be required to act as Master Servicer pursuant to Section 7.02;

            (vii) the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, nominees or a custodian;

           (viii) the Trust Administrator shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted herein; and (ix) The right of the Trust Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trust Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

Section 9.03 Trust Administrator Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the authentication of the Trust Administrator on the Certificates) shall be taken as the statements of the Seller and the Depositor, and the Trust Administrator assumes no responsibility for the correctness of the same. The Trust Administrator makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trust Administrator on the Certificates) or of any Mortgage Loan or related document. The Trust Administrator shall not be accountable for the use or application by the Master Servicer or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Master Servicer. The Trust Administrator shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than the Trust Administrator acting as Master Servicer if the Trust Administrator shall assume the duties of the Master Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trust Administrator or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than the Trust Administrator acting as Master Servicer if the Trust Administrator shall assume the duties of the Master Servicer pursuant to Section 7.02); the compliance by the Depositor, the Seller or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trust Administrator's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trust Administrator shall remain responsible for


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

any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Master Servicer (other than the Trust Administrator as Master Servicer if the Trust Administrator shall assume the duties of the Master Servicer pursuant to Section 7.02), any Master Servicer or any Mortgagor; any action of the Master Servicer (other than if the Trust Administrator shall assume the duties of the Master Servicer pursuant to
Section 7.02), or any Master Servicer taken in the name of the Trust Administrator; the failure of the Master Servicer or any Master Servicer to act or perform any duties required of it as a third-party independent contractor of the Trust Administrator hereunder; or any action by the Trust Administrator taken at the instruction of the Master Servicer (other than if the Trust Administrator shall assume the duties of the Master Servicer pursuant to Section 7.02); provided, however, that the foregoing shall not relieve the Trust Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the Trust Administrator's duty to review the Mortgage File pursuant to Section 2.01. The Trust Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trust Administrator shall have become the successor Master Servicer).

Section 9.04 Trust Administrator May Own Certificates. The Trust Administrator in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trust Administrator and may transact any banking and trust business with the Seller, the Trustee, the Master Servicer or the Depositor and their Affiliates.

Section 9.05 Trust Administrator Fees. The Trust Administrator shall pay to itself on each Distribution Date from amounts on deposit in the Distribution Account, an amount equal to the Trust Administrator Fee.

Section 9.06 Eligibility Requirements for Trust Administrator. The Trust Administrator hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, have a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of "Baa3" by Moody's and "BBB" by S&P, and be subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trust Administrator (other than the initial Trust Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trust Administrator at the time such Trust Administrator is appointed Trust Administrator to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, the Trust Administrator shall resign immediately in the manner and with the effect specified in Section 9.07.

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Section 9.07 Resignation or Removal of Trust Administrator. The Trust
Administrator may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Trustee, the Master Servicer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trust Administrator by written instrument, copies of which instrument shall be delivered to the resigning Trust Administrator and the successor Trust Administrator; provided, however, that any such successor Trust Administrator shall be subject to the prior written approval of the Master Servicer. If no successor Trust Administrator shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trust Administrator may petition any court of competent jurisdiction for the appointment of a successor Trust Administrator.

      If at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Depositor or if at any time the Trust Administrator shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or the Master Servicer may remove the Trust Administrator. If the Depositor or the Master Servicer removes the Trust Administrator under the authority of the immediately preceding sentence, the Depositor or the Master Servicer shall promptly appoint a successor Trust Administrator by written instrument, copies of which instrument shall be delivered to the resigning Trust Administrator and the successor Trust Administrator. If the Master Servicer fails to appoint a successor Trust Administrator within 30 days after the giving of such notice of removal to the Trust Administrator, the Trust Administrator being removed may petition any court of competent jurisdiction for the appointment of a successor Trust Administrator.

      Any resignation or removal of the Trust Administrator and appointment of a successor Trust Administrator pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trust Administrator as provided in Section 9.08.

Section 9.08 Successor Trust Administrator. Any successor Trust Administrator appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer and to its predecessor Trust Administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trust Administrator shall become effective and such successor Trust Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trust Administrator. The Depositor, the Master Servicer and the predecessor Trust Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trust Administrator all such rights, powers, duties and obligations.

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

      No successor Trust Administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trust Administrator shall be eligible under the provisions of Section 9.06.

      Upon acceptance of appointment by a successor Trust Administrator as provided in this Section, the Master Servicer shall mail notice of the succession of such Trust Administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Master Servicer fails to mail such notice within 30 days after acceptance of appointment by the successor Trust Administrator, the successor Trust Administrator shall cause such notice to be mailed at the expense of the Master Servicer.

Section 9.09 Merger or Consolidation of Trust Administrator. Any Person into which the Trust Administrator may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trust Administrator shall be a party, or any Person succeeding to substantially all of the corporate trust business of the Trust Administrator, shall be the successor of the Trust Administrator hereunder, provided such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 9.10 Appointment of Co-Trust Administrator or Separate Trust Administrator. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trust Administrator acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trust Administrator to act as co-trust administrator or co-trust administrators, jointly with the Trust Administrator, or separate trust administrator or separate trust administrators, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trust Administrator may consider necessary or desirable. Any such co-trust administrator or separate trust administrator shall be subject to the written approval of the Master Servicer. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or, in the case an Event of Default shall have occurred and be continuing, the Trust Administrator alone shall have the power to make such appointment. No co-Trust Administrator or separate trust administrator hereunder shall be required to meet the terms of eligibility as a successor trust administrator under Section 9.06 and no notice to Certificateholders of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 9.08. The Master Servicer shall be responsible for the fees of any co-trust administrator or separate trust administrator appointed hereunder.

      Every separate trustee and co-trust administrator shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

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

            (i) all rights, powers, duties and obligations conferred or imposed upon the Trust Administrator shall be conferred or imposed upon and exercised or performed by the Trust Administrator and such separate trust administrator or co-trust administrator jointly (it being understood that such separate trust administrator or co-trust administrator is not authorized to act separately without the Trust Administrator joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trust Administrator hereunder or as successor to the Master Servicer hereunder), the Trust Administrator shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trust administrator or co-trust administrator, but solely at the direction of the Trust Administrator;

            (ii) no trust administrator hereunder shall be held personally liable by reason of any act or omission of any other trust administrator hereunder; and

            (iii) the Master Servicer and the Trust Administrator acting jointly may at any time accept the resignation of or remove any separate trust administrator or co-trust administrator except that following the occurrence of an Event of Default, the Trust Administrator acting alone may accept the resignation or remove any separate trust administrator or co-trust administrator.

      Any notice, request or other writing given to the Trust Administrator shall be deemed to have been given to each of the then separate trust administrators and co-trust administrators, as effectively as if given to each of them. Every instrument appointing any separate trust administrator or co-trust administrator shall refer to this Agreement and the conditions of this Article IX. Each separate trust administrator and co-trust administrator, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trust Administrator or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trust Administrator. Every such instrument shall be filed with the Trust Administrator and a copy thereof given to the Depositor and the Master Servicer.

      Any separate trust administrator or co-trust administrator may, at any time, constitute the Trust Administrator, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trust administrator or co-trust administrator shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trust Administrator, to the extent permitted by law, without the appointment of a new or successor Trust Administrator.

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Section 9.11 Limitation of Liability. The Certificates are executed by the
Trust Administrator, not in its individual capacity but solely as Trust Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trust Administrator in the Certificates is made and intended not as a personal undertaking or agreement by the Trust Administrator but is made and intended for the purpose of binding only the Trust.

Section 9.12 Trust Administrator May Enforce Claims Without Possession of Certificates; Inspection. (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trust Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trust Administrator shall be brought in its own name or in its capacity as Trust Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses and disbursements of the Trust Administrator, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

      (b) The Trust Administrator shall afford the Seller, the Depositor, the Trustee the Master Servicer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trust Administrator in respect of its duties hereunder and access to officers of the Trust Administrator responsible for performing such duties. Upon request, the Trust Administrator shall furnish the Depositor, the Master Servicer, the Trustee and any requesting Certificateholder with its most recent financial statements. The Trust Administrator shall cooperate fully with the Seller, the Master Servicer, the Depositor and such Certificateholder and shall make available to the Seller, the Master Servicer, the Depositor and such Certificateholder for review and copying, at such party's sole cost and expense, such books, documents or records as may be requested with respect to the Trust Administrator's duties hereunder. The Seller, the Depositor, the Master Servicer, the Trustee and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trust Administrator and are not obligated to supervise the performance of the Trust Administrator under this Agreement or otherwise.

Section 9.13 Reports to the Commission. Following the filing of Form 15 as set forth in Section 6.07, the Trust Administrator will submit a certificate addressed to an officer of the Depositor certifying that all filings under the Exchange Act have been made and shall attach a copy of acceptance slips for such filings. On the Closing Date, the Depositor shall provide the Trust Administrator with a letter at closing, substantially in the form attached hereto as Exhibit G, instructing the Trust Administrator, as filing agent, to comply with the reporting obligations for the Trust under the Exchange Act.


Section 9.14 Tax Matters. (A) It is intended that the assets with respect to which the REMIC election pertaining to the Trust is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such



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assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Master Servicer covenants and agrees that it shall act as agent (and the Master Servicer is hereby appointed to act as agent) on behalf of the REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities, income tax or information returns for each taxable year with respect to the REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to the Holders of the Class R Certificates, the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made an election that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) provide information necessary for the computation of tax imposed on the transfer of a Class R Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a non-Permitted Transferee, or a pass-through entity in which a non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (e) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (f) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status; (g) maintain records relating to the REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (h) as and when necessary and appropriate, represent the REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the REMIC, and otherwise act on behalf of the REMIC in relation to any tax matter or controversy involving it.

      (B) The Trust Administrator covenants and agrees that it shall (a) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns with respect to the Holders of the Regular Certificates (including, but not limited to Form 1099-INT) and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the prepayment assumption supplied pursuant to the next paragraph, (b) provide information necessary for the



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computation of tax imposed on the transfer of a Class R Certificate to a
Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a non-Permitted Transferee, or a pass-through entity in which a non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (c) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (d) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status;
(e) pay from funds available from the Trust the amount of any federal or state tax, including prohibited transaction taxes, imposed on the REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or Trust Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer or Trust Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (f) ensure that federal, state or local income tax or information returns shall be signed by the Trust Administrator or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (g) maintain records relating to the REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; (h) when necessary and appropriate, assist the Master Servicer in representing the REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the REMIC, and otherwise act on behalf of the REMIC in relation to any tax matter or controversy involving it; and
(i) monitor the REMIC to avoid prohibited transactions, as defined in Section 860F of the Code, and avoid transfers to disqualified organizations, as defined in Section 860 E(e)(5) of the Code.

      (C) In order to enable the Trust Administrator or Master Servicer to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trust Administrator or Master Servicer within ten (10) days after the Closing Date all information or data that the Trust Administrator or Master Servicer requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trust Administrator or Master Servicer promptly upon written request therefor, any such additional information or data that the Trust Administrator or Master Servicer may, from time to time, reasonably request in order to enable the Trust Administrator or Master Servicer to perform its duties as set forth herein. The Depositor hereby indemnifies the Trust Administrator or Master Servicer for any losses, liabilities, damages, claims or expenses of the Trust Administrator or Master Servicer arising from any errors or miscalculations of the Trust Administrator or Master



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Servicer that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trust Administrator or Master Servicer on a timely basis.


      (D) In the event that any tax is imposed on "prohibited transactions" of the REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contribution to the REMIC after the Startup Day pursuant to
Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trust Administrator, if any such other tax arises out of or results from a breach by the Trust Administrator of any of its obligations under this Agreement, (ii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer or Seller of any of their obligations under this Agreement,
(iii) the Seller, if any such tax arises out of or results from the Seller's obligation to repurchase a Mortgage Loan pursuant to this Agreement or (iv) in all other cases, or in the event that the Trust Administrator, the Master Servicer or the Seller fails to honor its obligations under the preceding clauses (i),(ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders.


                                  Article X.

                                  Termination

Section 10.01 Termination. (a) The respective obligations and responsibilities of the Seller, the Master Servicer, the Depositor, the Trust Administrator and the Trustee created hereby (other than the obligation of the Trust Administrator to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Master Servicer to send certain notices as hereinafter set forth and all other obligations which pursuant to this Agreement survive the termination hereof) shall terminate upon notice to the Trust Administrator by the Master Servicer of the earliest of (i) the Distribution Date on which the aggregate Class Principal Balance of the Regular Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Master Servicer of the Mortgage Loans as described below and
(iv) the Distribution Date in April 2034. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.


      The Master Servicer may, at its option, terminate this Agreement on any date on which the Pool Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of (i) 100% of the unpaid Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and
(ii) the fair market value of such REO Property (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is



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furnished to Certificateholders pursuant to Section 10.01(b) hereof), plus one month's interest at the related Loan Rate on the Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) (the "Termination Price").

      In connection with any such purchase pursuant to the preceding paragraph, the Master Servicer shall deposit in the Distribution Account all amounts then on deposit in the Collection Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

      Any such purchase shall be accomplished by deposit into the Distribution Account on the day prior to such Distribution Date of the Termination Price.

      (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trust Administrator for payment of the final distribution and cancellation, shall be given promptly by the Trust Administrator and by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trust Administrator therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trust Administrator therein specified.

      (c) Upon presentation and surrender of the Certificates, the Trust Administrator shall cause to be distributed to the holders of Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Certificates and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to holders of Certificates pursuant to Section 4.01 for such Distribution Date.

      (d) In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trust Administrator shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders and the Master Servicer (if the Master Servicer has exercised its right to purchase the Mortgage Loans) or the Trust Administrator (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Transferor shall be entitled to all unclaimed funds and other assets which remain subject hereto and the


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            Trust Administrator upon transfer of such funds shall be
            discharged of any responsibility for such funds and the Certificateholders shall look to the Transferor for payment.


Section 10.02 Additional Termination Requirements.

         In the event the Master Servicer exercises its purchase option as provided in Section 10.01 the Trust shall be terminated in accordance with the following additional requirements, unless the Trust Administrator has been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section
10.02 will not (i) result in the imposition of taxes on "prohibited transactions" on the REMIC as defined in Section 860F of the Code, or (ii) cause the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (1) Within 90 days prior to the final Distribution Date set forth in the notice given by the Master Servicer under Section 10.01, the Master Servicer shall prepare and adopt a plan of complete liquidation within the meaning of Section 860F(a)(4) of the Code; and


                  (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trust Administrator shall sell all of the assets of the Trust to the Master Servicer for cash in accordance with
      Section 10.01.


      The Master Servicer as agent for the REMIC hereby agrees to adopt and sign such a plan of complete liquidation. By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to prepare, sign and adopt a plan of complete liquidation.


                                  Article XI.

                           Miscellaneous Provisions

Section 11.01 Amendment. This Agreement may be amended from time to time by the Seller, the Master Servicer, the Depositor, the Trust Administrator and the Trustee, in each case without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein, (iii) to add to the duties of the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, or (v) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating agency in order to maintain or improve any rating of the Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Trustee, the Trust Administrator, the Seller, the Depositor nor the Master Servicer is obligated to obtain, maintain or improve any such rating); provided, however, that as evidenced by an Opinion of Counsel (a copy of which shall be delivered to the Trust Administrator) (at the expense of the requesting party) in each case such action shall not, adversely affect in any material respect the


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interest of any Certificateholder; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. The Trustee, the Trust Administrator, the Depositor and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to maintain the qualification of the Trust as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates, provided that the Trust Administrator has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trust Administrator or the Trust, to the effect that such action is necessary or helpful to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

      This Agreement also may be amended from time to time by the Seller, the Depositor, the Trustee, Trust Administrator and the Master Servicer, in each case with the consent of the Holders of Certificates, evidencing Percentage Interests aggregating not less than 51% in Percentage Interests of each Class which is affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Certificates which are required to be made on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

      Prior to the execution of any such amendment, the Trust Administrator shall furnish written notification prepared by the Master Servicer of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Certificateholders, the Trust Administrator shall furnish written notification prepared by the Master Servicer of the substance of such amendment to each Certificateholder.

      It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trust Administrator may prescribe.

      Notwithstanding any contrary provision of this Agreement, the Trustee and the Trust Administrator shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Administrator or the Trust, to the effect that such amendment will not cause the imposition


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of any tax on the Trust or the Certificateholders or cause the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trust Administrator, but only upon written direction of Holders of Certificates evidencing Percentage Interests aggregating at least 51% accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders. The Certificateholders requesting such recordation shall bear all costs and expenses of such recordation. The Trust Administrator shall have no obligation to ascertain whether such recordation so affects the interests of the Certificateholders.

Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      No Certificateholder shall have any right to vote (except as provided in Sections 7.01, 8.01, 8.02, 9.01, 9.02 and 11.01) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the Voting Rights shall have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such


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Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.05 Notices. (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Depositor, One Bank One Plaza, Chicago, Illinois, 60670,
Attention: John Heeger (b) in the case of the Seller and the Master Servicer, 601 N.W. Second Street, Evansville, Indiana 47708 Attn: Treasurer, (c) in the case of the Trustee, to the Corporate Trust Office, (d) in the case of the Trust Administrator, to the Corporate Trust Office, (e) in the case of Moody's, Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10007, and (f) in the case of S&P, 55 Water Street, New York, New York 10041, Attention: Residential Mortgage Group or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Any notice or other document required to be delivered or mailed by the Trust Administrator to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Trust Administrator shall have no liability for failure to deliver such notice or document to any Rating Agency.

      (b) Notice to the Rating Agencies. The Trust Administrator and the Master Servicer shall each be obligated to use its best efforts promptly to provide notice, at the expense of the Master Servicer, to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Trust Administrator or Master Servicer, as the case may be, has actual knowledge:

            (i)   Any material change or amendment to this Agreement;

            (ii) The occurrence of any Event of Default that has not been cured or waived;

            (iii) The resignation or termination of the Master Servicer, the
                  Trust Administrator or the Trustee;

            (iv) The final payment to Holders of the Certificates of any Class; and

            (v)   Any change in the location of any Account.

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      (c)   In addition, (i) the Trust Administrator shall promptly furnish to each Rating Agency copies of the following:

                  (A) Each annual report to Certificateholders described in
            Section 4.03; and

                  (B) Each Monthly Report described in Section 4.03.

      Any such notice pursuant to this Section shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to the addresses specified above for each such Rating Agency.

Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.02, 6.04 and 6.05 (or 3.01), this Agreement may not be assigned by the Depositor or the Master Servicer without the prior written consent of Holders of the Certificates evidencing Percentage Interests aggregating not less than 66-2/3% of the Voting Rights.

Section 11.08 Certificates Nonassessable and Fully Paid. The parties agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that the Certificates upon execution, authentication and delivery thereof by the Trust Administrator pursuant to
Section 5.01 and 5.02 are and shall be deemed fully paid.

Section 11.09 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, the Certificate Owners and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

Section 11.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 11.11 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.



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

            IN WITNESS WHEREOF, the Seller, the Master Servicer, the Trust Administrator, the Depositor and the Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

                         BOND SECURITIZATION, L.L.C.,
                              as Depositor


                          By  /s/  John Heeger
                             -------------------------------
                             Name:   John Heeger
                             Title:  Vice President



                          AMERICAN GENERAL FINANCE CORPORATION,
                              as Master Servicer


                          By  /s/ Bryan A. Binyon
                             -------------------------------------
                             Name:   Bryan A. Binyon
                             Title:  Vice President and Treasurer



                          SECOND STREET FUNDING CORPORATION,
                             as Seller


                          By  /s/ Bryan A. Binyon
                             -------------------------------------
                             Name:   Bryan A. Binyon
                             Title:  Vice President and Treasurer


                          U.S. Bank National Association,
                             as Trustee


                          By  /s/  Melissa A. Rosal
                             -------------------------------
                             Name:   Melissa A. Rosal
                             Title:  Vice President

                          BANK ONE, N.A.
                            as Trust Administrator


                          By  /s/ Steven E. Charles
                             -------------------------------
                             Name:   Steven E. Charles
                             Title:  Vice President

State of          )
                  ) ss.:
County of         )


On the [ ]th day of [ ] before me, a notary public in and for the State of ______________, personally appeared ______________, known to me who, being by me duly sworn, did depose and say that he is the _________________ of [ ], a [ ], one of the parties that executed the foregoing instrument; that it was signed by order of the Board of Directors of said company; and that he signed his name thereto by like order.

                                            ______________________________
                                                   Notary Public

[Notarial Seal]

State of          )
                  ) ss.:
County of         )


            On the [ ]th day of [ ] before me, a notary public in and for the State of ______________, personally appeared ______________, known to me who, being by me duly sworn, did depose and say that he is the _________________ of
[                 ], a [                ], one of the parties that executed the
foregoing instrument; that it was signed by order of the Board of Directors of said company; and that he signed his name thereto by like order.

                                           ______________________________
                                                   Notary Public

[Notarial Seal]

State of          )
                  ) ss.:
County of         )


            On the [ ]th day of [ ] before me, a notary public in and for the State of ______________, personally appeared ______________, known to me who, being by me duly sworn, did depose and say that he is the _________________ of
[               ], a [              ], one of the parties that executed the
foregoing instrument; that it was signed by order of the Board of Directors of said company; and that he signed his name thereto by like order.

                                           ______________________________
                                                   Notary Public

[Notarial Seal]

State of          )
                  ) ss.:
County of         )


            On the [ ]th day of [ ] before me, a notary public in and for the State of ______________, personally appeared ______________, known to me who, being by me duly sworn, did depose and say that he is the _________________ of
[             ], a [              ], one of the parties that executed the
foregoing instrument; that it was signed by order of the Board of Directors of said company; and that he signed his name thereto by like order.

                                           ______________________________
                                                   Notary Public

[Notarial Seal]

State of New York    )
                     ) ss.:
County of New York   )


            On the [ ]th day of [ ] before me, a notary public in and for the State of New York, personally appeared ______________, known to me who, being by me duly sworn, did depose and say that he is the _________________ of [ ], a [New York] banking corporation, one of the parties that executed the foregoing instrument; that it was signed by order of the Board of Directors of said company; and that he signed his name thereto by like order.

                                            ______________________________
                                                   Notary Public

[Notarial Seal]

                                  EXHIBIT A-1


                          FORM OF CLASS A CERTIFICATE


      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate No.                         :

Cut-Off Date                            :     May 1, 2003

First Distribution Date                 :     June 25, 2003

Original Class Certificate Principal
Balance                                 :     $

Certificate Principal
Balance                                 :     $

Certificate Rate:                       :     [__%]

CUSIP                                   :     []

Class                                   :     A



                                    A-1-1

                 AMERICAN GENERAL MORTGAGE LOAN TRUST 2003-1
            Asset-Backed Pass-Through Certificates, Series 2003-1
                                    Class A

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate mortgage loans (the "Mortgage Loans")

                  Bond Securitization, L.L.C., as Depositor

      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Certificate Principal Balance set forth on the face hereof, as described herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Class A Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.


      This certifies that [___________] is the registered owner of the Percentage Interest evidenced by this Class A Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bond Securitization, L.L.C. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the "Agreement") among the Depositor, Second Street Funding Corporation, as Seller (in such capacity, the "Seller"), American General Finance Corporation, as Master Servicer (in such capacity, "Master Servicer"), Bank One, N.A., as Trust Administrator (the "Trust Administrator") and U.S. Bank National Association, as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


      Reference is hereby made to the further provisions of this Class A Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Class A Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trust Administrator.




                                    A-1-2

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  [         ]


                                   BANK ONE, N.A.,
                                    as Trust Administrator




                                    By ________________________


This is one of the Class A Certificates
referenced in the within-mentioned Agreement

By ________________________________
      Authorized Officer of
      Bank One, N.A., as Trust Administrator



                                    A-1-3

                       [Reverse of Class A Certificate]

                  AMERICAN GENERAL MORTGAGE LOAN TRUST 2003-1
                    Asset-Backed Pass-Through Certificates,
                                 Series 2003-1

      This Certificate is one of a duly authorized issue of Certificates designated as American General Mortgage Loan Trust 2003-1, Asset-Backed Pass-Through Certificates, Series 2003-1 (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trust Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date and any Class of Certificates other than the Class A-1 Certificates (other than the first Distribution
Date), is the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs. With respect to the first Distribution Date and any Class of Certificates other than the Class A-1 Certificates, the Closing Date. With respect to each Distribution Date and the Class A-1 Certificates the Record Date is the day prior to the related Distribution Date.

      Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder owning Class A Certificates having denominations aggregating at least $1,000,000 Certificate Principal Balance, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trust Administrator specified in the notice to Certificateholders of such final distribution.

                                    A-1-4

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Seller, Trustee and the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trust Administrator in New York accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Seller, the Master Servicer, the Trust Administrator and the Trustee and any agent of the Depositor, the Seller, the Master Servicer, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trust Administrator nor any such agent shall be affected by any notice to the contrary.


      On any Distribution Date following the date at which the Pool Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Master Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans and REO Properties at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earliest of (i) the Distribution Date on which the aggregate Class Principal Balance of the Regular Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last



                                    A-1-5

Mortgage Loan in the Trust and (iii) the Distribution Date in April 2034. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.


      Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                    A-1-6

                                  ASSIGNMENT
                                  ----------

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________
      ________________________________________________________________________
      ________________________________________________________________________

      (Please print or typewrite name and address including postal zip code of assignee)

      the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ________________________________________
      ________________________________________________________________________.

Dated: _____________

                              ________________________________________________
                              Signature by or on behalf of assignor




                                    A-1-7

                           DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________
      for the account of _____________________________________________________,
      account number _________, or, if mailed by check, to____________________
      ________________________________________________________________________
      Applicable statements should be mailed to_______________________________
      ________________________________________________________________________.

      This information is provided by ________________________________________, the assignee named above, or ___________________________________________, as its agent.



                                    A-1-8

                                  EXHIBIT A-2

                          FORM OF CLASS M CERTIFICATE

      SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.


      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

      THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES AS AND TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


Certificate No.                  :     [  ]

Cut-Off Date                     :     May 1, 2003

First Distribution Date          :     June 25, 2003

Original Certificate Principal
Balance                          :     $

Certificate Principal
Balance                          :     $

Certificate Rate:                :     [  ]%

CUSIP                            :     [  ]

Class                            :     M



                                    A-2-1

                 AMERICAN GENERAL MORTGAGE LOAN TRUST 2003-1
            Asset-Backed Pass-Through Certificates, Series 2003-1
                                    Class M

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate mortgage loans (the "Mortgage Loans")

                  Bond Securitization, L.L.C., as Depositor

      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M Certificate at any time may be less than the Certificate Principal Balance set forth on the face hereof, as described herein. This Class M Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Class M Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.


      This certifies that [____________] is the registered owner of the Percentage Interest evidenced by this Class M Certificate (obtained by dividing the initial Certificate Principal Balance of this Class M Certificate by the Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bond Securitization, L.L.C. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the "Agreement") among the Depositor, Second Street Funding Corporation, as Seller (in such capacity, the "Seller"), American General Finance Corporation, as Master Servicer (in such capacity, "Master Servicer"), Bank One, N.A., as Trust Administrator (the "Trust Administrator") and U.S. Bank National Association, as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


      Reference is hereby made to the further provisions of this Class M Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Class M Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trust Administrator.




                                    A-2-2

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  May 28, 2003

                                    BANK ONE, N.A.,
                                    as Trust Administrator



                                    By ________________________


This is one of the Class M Certificates
referenced in the within-mentioned Agreement

By ________________________________
      Authorized Officer of
      Bank One, N.A., as Trust Administrator



                                    A-2-3

                       [Reverse of Class M Certificate]

                  AMERICAN GENERAL MORTGAGE LOAN TRUST 2003-1
                    Asset-Backed Pass-Through Certificates,
                                 Series 2003-1

      This Certificate is one of a duly authorized issue of Certificates designated as American General Mortgage Loan Trust 2003-1, Asset-Backed Pass-Through Certificates, Series 2003-1 (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trust Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

      Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder owning Class M Certificates having denominations aggregating at least $1,000,000, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trust Administrator specified in the notice to Certificateholders of such final distribution.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trust Administrator and the Trustee with the consent of Holders of the requisite percentage of the


                                    A-2-4

Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trust Administrator in New York accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Seller, the Trust Administrator and the Trustee and any agent of the Depositor or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trust Administrator nor any such agent shall be affected by any notice to the contrary.


      On any Distribution Date following the date at which the Pool Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Master Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earliest of (i) the Distribution Date on which the aggregate Class Principal Balance of the Regular Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust and (iii) the Distribution Date in April 2034. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.




                                    A-2-5

      Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                    A-2-6

                                  ASSIGNMENT
                                  ----------


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________
      ________________________________________________________________________
      ________________________________________________________________________

      (Please print or typewrite name and address including postal zip code of assignee)

      the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ________________________________________
      ________________________________________________________________________.

Dated: _____________

                              ________________________________________________
                              Signature by or on behalf of assignor





                                    A-2-7

                           DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________
      for the account of _____________________________________________________,
      account number _________, or, if mailed by check, to____________________
      ________________________________________________________________________
      Applicable statements should be mailed to_______________________________
      ________________________________________________________________________.

      This information is provided by ________________________________________, the assignee named above, or ___________________________________________, as its agent.




                                    A-2-8

                                  EXHIBIT A-3


                          FORM OF CLASS R CERTIFICATE

            This is one of a series of pass-through certificates
(collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust (the "Trust") consisting primarily of certain multifamily mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                   AMERICAN GENERAL FINANCE CORPORATION AND
                          BOND SECURITIZATION L.L.C.



Certificate No. [  ]               Initial percentage interest evidenced by
                                   this Certificate as of the Closing Date: [ ]%
Cut-Off Date:  May 1, 2003
                                   CUSIP:   [  ]






                                    A-3-1

      THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


            IN THE EVENT THAT A TRANSFER OF THIS CERTIFICATE IS TO BE MADE, EITHER (A)(1) THE TRUST ADMINISTRATOR SHALL REQUIRE A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUST ADMINISTRATOR AND THE DEPOSITOR THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION, DESCRIBING THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR, FROM THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR IS BEING MADE PURSUANT TO THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST ADMINISTRATOR, THE DEPOSITOR OR THE MASTER SERVICER; PROVIDED THAT SUCH OPINION OF COUNSEL WILL NOT BE REQUIRED IN CONNECTION WITH THE INITIAL TRANSFER OF ANY SUCH CERTIFICATE BY THE DEPOSITOR OR ANY AFFILIATE THEREOF AND (2) THE TRUST ADMINISTRATOR SHALL REQUIRE THE TRANSFEREE TO EXECUTE A REPRESENTATION LETTER AND THE TRUST ADMINISTRATOR SHALL REQUIRE THE TRANSFEROR TO EXECUTE A REPRESENTATION LETTER, EACH IN THE FORM SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND IN SUBSTANCE SATISFACTORY TO THE DEPOSITOR AND THE TRUST ADMINISTRATOR CERTIFYING TO THE DEPOSITOR AND THE TRUST ADMINISTRATOR THE FACTS SURROUNDING SUCH TRANSFER, WHICH REPRESENTATION LETTERS SHALL NOT BE AN EXPENSE OF THE TRUST ADMINISTRATOR, THE DEPOSITOR OR THE MASTER SERVICER; PROVIDED, HOWEVER, THAT SUCH REPRESENTATION LETTERS WILL NOT BE REQUIRED IN CONNECTION WITH ANY TRANSFER OF ANY SUCH CERTIFICATE BY THE DEPOSITOR OR ANY AFFILIATE THEREOF, OR (B) THE PROSPECTIVE TRANSFEREE OF SUCH A CERTIFICATE SHALL BE REQUIRED TO PROVIDE THE TRUST ADMINISTRATOR, THE DEPOSITOR AND THE MASTER SERVICER WITH AN INVESTMENT LETTER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE TRUST ADMINISTRATOR, THE DEPOSITOR OR THE MASTER SERVICER, AND WHICH INVESTMENT LETTER STATES THAT, AMONG OTHER THINGS, SUCH TRANSFEREE (1) IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED UNDER RULE 144A, ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNTS OF OTHER "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED UNDER RULE 144A, AND (2) IS AWARE THAT THE PROPOSED TRANSFEROR INTENDS TO RELY ON THE EXEMPTION FROM REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT



                                    A-3-2

PROVIDED BY RULE 144A. THE HOLDER OF ANY SUCH CERTIFICATE DESIRING TO EFFECT ANY SUCH TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION SHALL, AND DOES HEREBY AGREE TO, INDEMNIFY THE TRUST ADMINISTRATOR, THE DEPOSITOR, THE MASTER SERVICER AND THE CERTIFICATE REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS.


            EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE TRANSFEROR IS RELYING ON THE EXEMPTION FROM SUCH REGISTRATION PROVIDED BY RULE 144A.


            NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE UNLESS THE CERTIFICATE REGISTRAR HAS RECEIVED FROM THE PROSPECTIVE TRANSFEREE ONE OF THE FOLLOWING: (A) A CERTIFICATION TO THE EFFECT THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PLAN AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING SUCH CERTIFICATE OR INTEREST THEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN; OR (B) A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL WHICH OTHERWISE ESTABLISH TO THE REASONABLE SATISFACTION OF THE TRUSTEE AND THE TRUST ADMINISTRATOR THAT SUCH TRANSFER WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE OR THE TRUST ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THESE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT.


            THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

            THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES AS AND TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE EVIDENCES THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. CONSEQUENTLY, THE TRANSFER OF THIS CERTIFICATE
IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF


                                    A-3-3

THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL BE DEEMED NOT TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

            ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE
MASTER SERVICER AND THE TRUST ADMINISTRATOR THAT (1) SUCH TRANSFEREE IS NOT
(A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY
OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE IN
SECTION 511 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C)
BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION", (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE ON NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A
CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO,
THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE
CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

            THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO CONSENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC AND TO THE APPOINTMENT OF THE TRUST ADMINISTRATOR AS ATTORNEY-IN-FACT AND AGENT FOR THE TAX MATTERS PERSON OR AS OTHERWISE PROVIDED IN THE POOLING AND SERVICING AGREEMENT TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE.


            This certifies that [_____________] is the registered owner of the interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust evidenced by all the Class R Certificates. The Class R Certificateholder is not entitled



                                    A-3-4
to interest or principal distributions. The Class R Certificateholders will be entitled to receive the proceeds of the remaining assets of the REMIC, if any, on the final Distribution Date for the Certificates, after distributions in respect of any accrued but unpaid interest on the Certificates and after distributions in reduction of principal balance have reduced the principal balances of the Certificates to zero. It is not anticipated that there will be any assets remaining in the REMIC or Trust on the final Distribution Date following the distributions on the Regular Certificates. The Trust was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2003 (the "Pooling and Servicing Agreement"), by and among Bond Securitization, L.L.C., as Depositor, American General Finance Corporation, as Master Servicer, Second Street Funding Corporation, as Seller, U.S. Bank National Association, as Trustee, and Bank One, N.A., as Trust Administrator. The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. To the extent not defined herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

            This Certificate represents the "residual interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(2) and 860D of the Code.


            The Trust Administrator makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trust Administrator under the Pooling and Servicing Agreement.


            Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date and any Class of Certificates other than the Class A-1 Certificates (other than the first Distribution Date), is the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs. With respect to each Distribution Date and the Class A-1 Certificates the Record Date is the day prior to the related Distribution Date.

            Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register. The final distribution on each Certificate will be made by wire transfer or otherwise, as set forth in the Pooling and Servicing Agreement, but only upon presentment and surrender of such Certificate


                                    A-3-5
at the office or agency of the Trust Administrator specified in the notice to Certificateholders of such final distribution.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the various accounts established under the Pooling and Servicing Agreement may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders.


            Any distribution to the Holder of this Certificate is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.


            This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trust Administrator.

            As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trust Administrator in New York accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

            Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by notice to the contrary.

            No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

                                    A-3-6

            If a transfer of this Certificate is to be made without registration under the Securities Act, then (except under limited circumstances specified in the Pooling and Servicing Agreement) the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as
Exhibit I to the Pooling and Servicing Agreement. Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trust Administrator of any change or impending change in its status as a Permitted Transferee.

            None of the Depositor, the Trust Administrator the Trustee, or the Certificate Registrar is obligated to register or qualify the Class R Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Certificate or interest therein without registration or qualification. Any Certificateholder desiring to effect a transfer, sale, pledge or other disposition of any Certificate or interest therein shall, and does hereby agree to, indemnify the Depositors, the Trustee, the Trust Administrator, the Master Servicer, and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws and Section 5.02 of the Pooling and Servicing Agreement.


            No transfer of a Class R Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to Section 406 or 407 of ERISA or Section 4975 the Code or any materially similar provisions ("Similar Law") of applicable federal, state or local law (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Class R Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the purchase and holding of such Class R Certificate or interest therein by the prospective Transferee will not result in a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or Similar Law and will not subject the Trustee or the Trust Administrator to any obligation in addition to those undertaken in the Pooling and Servicing Agreement or would result in the imposition of an excise tax under Section 4975 of the Code or Similar Law. Except in connection with the initial issuance of the Class R Certificates, the Certificate Registrar shall refuse to register the transfer of a Definitive Certificate unless it has received from the prospective Transferee one of the following: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee and the Trust Administrator that such transfer will not result in a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or Similar Law and will not subject the Trustee or the Trust Administrator to any obligation in addition to these undertaken in the Pooling and Servicing Agreement. If any Transferee of a Class R Certificate



                                    A-3-7
or any interest therein does not, in connection with the subject transfer, deliver to the Certificate Registrar a certification and/or Opinion of Counsel as required by the preceding sentence, then such Transferee shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing such Class R Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and continued holding of such Class R Certificate or interest therein by such Transferee will not result in a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or Similar Law and will not subject the Trustee or the Trust Administrator to any obligation in addition to these undertaken in the Pooling and Servicing Agreement.


            Each Person who has or who acquires any percentage interest in this Certificate shall be deemed by its acceptance or acquisition of such percentage interest to have agreed to be bound by the provisions of Section
5.02 of the Pooling and Servicing Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(e), to have irrevocably authorized the Trust Administrator under clause (iv) of such Section 5.02(e) to deliver payments to a Person other than such Person. Each Person holding or acquiring any percentage interest in this Certificate must be a Permitted Transferee and shall promptly notify the Trust Administrator of any change or impending change in its status as a Permitted Transferee.


            Each Person holding or acquiring any percentage interest in this Certificate shall agree (x) to require a Transfer Affidavit from any other Person to whom such Person attempts to transfer its percentage interest herein and (y) not to transfer its percentage interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit J-1 to the Pooling and Servicing Agreement stating that it has no actual knowledge that such other Person is not a Permitted Transferee.


            The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer, the Seller, Trustee and the Trust Administrator and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            A "Permitted Transferee" is any Transferee of a Class R Certificate other than (a) a Disqualified Organization, (b) any Person as to whom, as determined by the Trust Administrator (based upon an Opinion of Counsel, obtained at the request of the Trust Administrator at the expense of such Person or the Person seeking to Transfer a Class R


                                    A-3-8

Certificate, supporting such determination), the Transfer of a Class R Certificate may cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding, (c) a Non-United States Tax Person, or (d) a Disqualified Partnership.


            The obligations created by the Pooling and Servicing Agreement shall terminate immediately following the occurrence of the last action required to be taken by the Trust Administrator pursuant to Article X of the Pooling and Servicing Agreement. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

            Unless the Certificate of Authentication on this Certificate has been executed by the Trust Administrator or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.




                                    A-3-9

      IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  May 28, 2003

                                   BANK ONE, N.A.,
                                    as Trust Administrator



                                    By ________________________


This the Class R Certificate
referenced in the within-mentioned Agreement

By ________________________________
      Authorized Officer of
      Bank One, N.A., as Trust Administrator





                                    A-3-10

                                  ASSIGNMENT
                                  ----------


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________
      ________________________________________________________________________
      ________________________________________________________________________

      (Please print or typewrite name and address including postal zip code of assignee)

      the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ________________________________________
      ________________________________________________________________________.

Dated: _____________

                              ________________________________________________
                              Signature by or on behalf of assignor





                                    A-3-11

                           DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________
      for the account of _____________________________________________________,
      account number _________, or, if mailed by check, to____________________
      ________________________________________________________________________
      Applicable statements should be mailed to_______________________________
      ________________________________________________________________________.

      This information is provided by ________________________________________, the assignee named above, or ___________________________________________, as its agent.




                                    A-3-12

                                   EXHIBIT B

                            MORTGAGE LOAN SCHEDULE

                                   EXHIBIT C

             MONTHLY INFORMATION DELIVERED TO TRUST ADMINISTRATOR

                                   EXHIBIT D


                                  [RESERVED]

                                   EXHIBIT E

                          FORM OF REQUEST FOR RELEASE


                                                                        [DATE]
[Address] [Address] [Address]


      Re:    American General Mortgage Loan Trust 2003-1
             Asset-Backed Pass-Through Certificates, Series 2003-1
             -----------------------------------------------------

Ladies and Gentlemen:

      In connection with the administration of the Mortgage Loans held by you as Trust Administrator under the Pooling and Servicing Agreement dated as of May 1, 2003, among Bond Securitization, L.L.C., as depositor (the "Depositor"), Second Street Funding Corporation, as seller (in such capacity, the "Seller"), American General Finance Corporation, as Master Servicer (in such capacity, the "Master Servicer"), Bank One, N.A. as trust administrator (the "Trust Administrator") and U.S. Bank National Association, as trustee (the "Trustee") (the "Agreement"), we hereby request a release of the Mortgage File held by you as Trust Administrator with respect to the following described Mortgage Loan for the reason indicated below.

Loan No.:
-------           ------------

Reason for requesting file:
--------------------------

______ a. Mortgage Loan paid in full. (The Master Servicer hereby certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Agreement have been so deposited).

______ b. Retransfer of Mortgage Loan. (The Master Servicer hereby certifies that the Substitution Adjustment has been deposited in the Collection Account pursuant to the Agreement.)

______      c. The Mortgage Loan is being foreclosed.

______ d. The Mortgage Loan is being re-financed by another depository institution. (The Master Servicer hereby certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Agreement have been so deposited).

______      e. Other (Describe).

      The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Agreement and will promptly be returned to the Trust Administrator when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan has been liquidated.

      Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.


                          AMERICAN GENERAL FINANCE CORPORATION,
                              as Master Servicer


                          By
                             -------------------------------
                             Name:
                             Title:

                                   EXHIBIT F

                                  [RESERVED]

                                   EXHIBIT G

                FORM OF LETTER REGARDING REPORTING OBLIGATIONS
                            UNDER THE EXCHANGE ACT



                                                [DATE]


[Address] [Address] [Address]



            Re:   American General Mortgage Loan Trust 2003-1,
                  Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1
                  ------------------------------------------



Ladies and Gentlemen:

      Pursuant to and in reference to Section 9.13 of the Pooling and Servicing Agreement dated as of May 1, 2003 relating to the above referenced Certificates, please note the following:

      (a) CIK Number for American General Mortgage Loan Trust 2003-1(the "Trust"): ______________.
      (b) CCC for the Trust should be applied for at your earliest convenience and reported to our attention.

      In order to comply with the reporting obligations for the Trust under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Administrator must file within 15 days following each Distribution Date a copy of the report distributed by the Trust Administrator to the Certificateholders in a current report on Form 8-K. Such reports provide all current information ordinarily of interest to the Certificateholders. The Trust Administrator must also report on a current report on Form 8-K any significant occurrences during the reporting period that would be reportable under Item 1, Item 2, Item 4 and Item 5. In addition, the Trust Administrator should cause the filing of an annual report on Form 10-K within 90 days following the end of the Trust's fiscal year containing the following information:

      Part I, Item 3.   A description of any material pending litigation;
      Part I, Item 4.   A description of any submission matters to vote of
                        Certificateholders;
      Part II, Item 5.  A statement of the number of Certificateholders and the principal market, if any, in which the Certificates trade;
      Part II, Item 9.  A statement as to any changes in or disagreements with the independent public accounts for the Trust;
      Part IV, Item 14. A copy of the annual certificate of compliance by an officer of the Master Servicer and the audit of the Master Servicer by the independent accounting firm.

Promptly after filing the Form 10-K, the Trust Administrator should file a Form 15 if required as set forth in Section 6.07 of the Pooling and Servicing Agreement, deregistering the Trust and terminating the reporting obligations under the Exchange Act. All filings must be made through the EDGAR System and all acceptance slips from the filings should be saved as they will be needed for the annual certificate.



                                                [                         ]


                                                By:  ________________________
                                                Name:
                                                Title:

                                   EXHIBIT H

       FORM OF CERTIFICATE AS TO MORTGAGE FILE (OTHER THAN ASSIGNMENTS)




                                                [DATE]

[Address]
[Address]
[Address]

[Address]
[Address]
[Address]

[Address]
[Address]
[Address]

[Address]
[Address]
[Address]

            Re:   American General Mortgage Loan Trust 2003-1,
                  Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1
                  ------------------------------------------


Ladies and Gentlemen:

      In accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, dated as of May 1, 2003 (the "Pooling Agreement"), among Second Street Funding Corporation, as seller, American General Finance Corporation, as Master Servicer, Bond Securitization, L.L.C. as depositor, Bank One, N.A., as trust administrator and U.S. Bank National Association as Trustee, the undersigned, as Trust Administrator, hereby certifies that it has reviewed each Mortgage File delivered to it and that with respect to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full listed on Annex I hereto):

   (i) all documents constituting part of each such Mortgage File required to be delivered pursuant to paragraphs (i) through (iv) of Section 2.01(a) of the Pooling Agreement are in our possession;

   (ii) each document described in clause (i) above has been reviewed by us and appears to be what it purports to be and relates to such Mortgage Loan;

   (iii) based on our examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule which corresponds to items (ii), (iii) and (iv) of the definition of Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.

   Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling Agreement.

                                       Bank One, N.A., as Trust Administrator



                                       By:_____________________________

                                   EXHIBIT I

                              TRANSFER AFFIDAVIT

                               American General
             Mortgage Loan Asset-Backed Pass-Through Certificates
                                 Series 2003-1



STATE OF                    )
                            ) ss.:
COUNTY OF                   )


      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of ________________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among Bond Securitization, L.L.C., as depositor (the "Depositor"), American General Finance Corporation, as master servicer, Bank One, N.A., as Trust Administrator and U.S. Bank National Association, as Trustee. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that is a Disqualified Organization; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is a Disqualified Organization, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is not a Disqualified Organization and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common Trust, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 5.02(e) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(e) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trust Administrator a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

      7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      8. The Transferee's taxpayer identification number is _________________.

      9. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.




                                    * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___ day of ____________, 20__.


                                    ---------------------------------
                                    PRINT NAME OF TRANSFEREE



                                    By:
                                       ---------------------------
                                      Name:
                                      Title:

[Corporate Seal]

ATTEST:


------------------------------
[Assistant] Secretary

      Personally appeared before me the above-named _________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this ____ day of ______________, 20__.


                                    ---------------------------------
                                    NOTARY PUBLIC

                                    My Commission expires the ___
                                    day of ____________, 20__.

                                  EXHIBIT J-1


                        FORM OF TRANSFEROR CERTIFICATE


                                                --------------------------
                                                Date
Bond Securitization L.L.C.
[Address]
Attention:

Bank One, N.A.
[Address]
Attention:


               Re: American General Mortgage Loan Asset-Backed
                   Pass-Through Certificates - Series 2003-1

Ladies and Gentlemen:

      In connection with our disposition of the above Certificates we certify that to the extent we are disposing of a Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                    Very truly yours,

                                    ---------------------------------
                                    Print Name of Transferor

                                    By:---------------------------------
                                    Authorized Officer





                                     J-1-1

                                  EXHIBIT J-2

                   FORM OF TRANSFEROR REPRESENTATION LETTER


                                                             __________, 20___

Bond Securitization, L.L.C.,
One Bank One Plaza
Chicago, Illinois 60670

Bank One, N.A.
One Bank One Plaza
Chicago, Illinois 60670
Attention:


Attention: American General Mortgage Loan Trust 2003-1

            Re: Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1, [Class R Certificate]
                  ----------------------------------------------

Ladies and Gentlemen:

            In connection with the sale by _______________ (the "Seller") to ____________ (the "Purchaser") of a Class R Certificate (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2003 among Second Street Funding Corporation, as seller, Bond Securitization, L.L.C., as depositor (the "Company"), American General Finance Corporation, as master servicer, Bank One, N.A., as trust administrator (the "Trust Administrator") and U.S. Bank National Association, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trust Administrator that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.



                                     J-2-1

                                    Very truly yours,


                                   ------------------------------------
                                   (Seller)


                                    By: ________________________________
                                    Name:_______________________________
                                    Title:______________________________





                                     J-2-2

                                   EXHIBIT K

                 Form of Certification to be Provided by the
                              Trust Administrator

            AMERICAN GENERAL MORTGAGE LOAN TRUST 2003-1, MORTGAGE
          LOAN ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-1

            Reference is made to the Pooling and Servicing Agreement, dated as of May 1, 2003 (the "Pooling Agreement"), by and among Bank One, N.A. (the "Trust Administrator"), U.S. Bank National Association, as trustee, Second Street Funding Corporation, as seller, American General Finance Corporation, as master servicer (the "Master Servicer") and Bond Securitization, L.L.C., as depositor. The Trust Administrator hereby certifies to the Master Servicer and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. The Trust Administrator has reviewed the annual report on Form 10-K for the calendar year [____], and all reports on Form 8-K containing the Trust Administrator's Remittance Report filed in respect of periods included in the year covered by that annual report, relating to the above-referenced trust;

2. The distribution information in the Trust Administrator's Remittance Reports contained in all Monthly Form 8-K's included in the year covered by the annual report on Form 10-K for the calendar year [___], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3. The distribution information required to be provided to the Trust Administrator by the Master Servicer under the Pooling Agreement for inclusion in these reports is included in these reports.


                                       BANK ONE, N.A., as Trust Administrator


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                   EXHIBIT L

             Form of Certification to be Provided with Form 10-K

            AMERICAN GENERAL MORTGAGE LOAN TRUST 2003-1, MORTGAGE
          LOAN ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-1

I, [identify the certifying individual], certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing a copy of the Trust Administrator's Remittance Report as set forth in the Pooling and Servicing Agreement, dated as of May 1, 2003 (the "Pooling Agreement"), by and among Bank One, N.A. (the "Trust Administrator"), U.S. Bank National Association, as trustee, Second Street Funding Corporation, as seller, American General Finance Corporation, as master servicer (the "Master Servicer") and Bond Securitization, L.L.C., as depositor, filed in respect of periods included in the year covered by this annual report, of the American General Mortgage Loan Trust 2003-1 (the "Trust");

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the Trust Administrator by the Master Servicer under the Pooling Agreement for inclusion in these reports is included in these reports;

4. I am responsible for reviewing the activities performed by the Master Servicer under the Pooling Agreement and based upon my knowledge and the annual compliance review required under the Pooling Agreement, and except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the Pooling Agreement; and

5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Pooling Agreement, that is included in these reports.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Bank One, N.A.


                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                   EXHIBIT M

                    FORM OF INVESTOR REPRESENTATION LETTER


                           _________________, 20___


Bond Securitization, L.L.C.,
One Bank One Plaza
Chicago, Illinois 60670

Bank One, N.A.
One Bank One Plaza
Chicago, Illinois 60670

American General Finance Corporation
601 N.W. Second Street
Evansville, IN 47708

Attention:  American General Series ____-____


            RE: Mortgage Loan Asset-Backed Pass-Through Certificates, Series ___-___, [Class R-]
                  -------------------------------------------

Ladies and Gentlemen:

            _______________________ (the "Purchaser") intends to purchase from
__________________ (the "Seller") $_____________ Certificate Principal Balance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series ____-___, Class ____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2003 among Bond Securitization, L.L.C., as seller (the "Company"), American General Finance Corporation, as master servicer (the "Master Servicer"), Bank One, N.A., as trust administrator (the "Trust Administrator") and U.S. Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trust Administrator and the Master Servicer that:

                  1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated
            institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an institutional "accredited investor" within the meaning of Rule 501 (a) promulgated pursuant to the Act.

                  4. The Purchaser has been furnished with, and has had an
            opportunity to review (a) [a copy of the Private Placement Memorandum, dated ________________, 20___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of
            Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6. The Purchaser

                        (a) is not an employee benefit or other plan subject
            to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
            Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                        (b) will provide a certification of facts and an
            Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee and the Trust Administrator that such transfer will not result in a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or similar law and will not subject the Trustee or the Trust Administrator to any obligation in addition to these undertaken in the Pooling and Servicing Agreement.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                    Very truly yours,


                                    ------------------------------------


                                    By: ________________________________
                                    Name:_______________________________
                                    Title:______________________________

                                   EXHIBIT N


                  FORM OF RULE 144A INVESTMENT REPRESENTATION


           Description of Rule 144A Securities, including numbers:


                ----------------------------------------------


                ----------------------------------------------


                ----------------------------------------------


                ----------------------------------------------


            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to, and covenants with, the Seller, the Trust Administrator and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of May 1, 2003 among Second Street Funding Corporation, as Seller, American General Finance Corporation, as Master Servicer, Bond Securitization, L.L.C., as depositor, Bank One, N.A., as trust administrator and U.S. Bank National Association, as trustee, pursuant to Section 5.02 of the Agreement, as follows:

                  (a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  (c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                  (d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  (e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            [3.  The Buyer

                  (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

                  (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

____________________________________     _____________________________________
Print Name of Seller                     Print Name of Buyer

By: ________________________________     By:__________________________________
   Name:                                     Name:
   Title:                                    Title:

Taxpayer Identification                  Taxpayer Identification:
No._________________________________     No:__________________________________
Date:_______________________________     Date:________________________________

                                                          ANNEX 1 TO EXHIBIT N
                                                          --------------------

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

           [For Buyers Other Than Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

      __ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

      __ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

      __ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

      __    Broker-Dealer. The Buyer is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934.

      __ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.



                                   Annex-1-1

      __ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      __ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      __ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

      __ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

      __ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

      __ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.



                                   Annex-1-2

_________     _________     Will the Buyer be purchasing the Rule 144A
Yes           No            Securities only for the Buyer's own account?

            6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                    ____________________________________
                                    Print Name of Buyer


                                    By: ________________________________
                                        Name:
                                        Title:


                                    Date:_______________________________



                                   Annex-1-3

                                                          ANNEX 2 TO EXHIBIT N
                                                          --------------------

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

            [For Buyers That Are Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

      __ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      __ The Buyer is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
(vi) currency, interest rate and commodity swaps.

                                   Annex-2-1

            5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    ____________________________________
                                    Print Name of Buyer


                                    By:  _______________________________
                                         Name:__________________________
                                         Title:_________________________

                                    IF AN ADVISER:

                                    ____________________________________
                                    Print Name of Buyer

                                    Date:_______________________________








                                   Annex-2-2